Registration No. 333-142455
-------------------------------------------------------------------------------

                   -----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

        Pre-Effective Amendment No.                                   [ ]
                                   ----

        Post-Effective Amendment No. 7                                [X]
                                     ----

                        (Check appropriate box or boxes)

                        --------------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                        --------------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (212) 554-1234

                                   DODIE KENT
                  Vice President and Associate General Counsel

                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
            (Names and Addresses of Agents for Service (212)554-1234)

                  Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001
                              --------------------

                     CALCULATION OF REGISTRATION FEE UNDER
                           THE SECURITIES ACT OF 1933

         Approximate Date of Proposed Public Offering: Continuous.

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]      On April 30, 2010 pursuant to paragraph (b) of Rule 485.

[_]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[_]      On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

Title of Securities Being Registered:

    Units of interest in Separate Accounts under variable annuity contracts.

American Dental Association
Members Retirement Program



PROSPECTUS DATED MAY 1, 2010



Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Investment Trust which contain important information about the portfolios.
--------------------------------------------------------------------------------

ABOUT THE ADA PROGRAM

The Program provides members of the American Dental Association (the "ADA") and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: the 3-year and 5-year Guaranteed Rate Accounts, the Money Market Guarantee Account and the variable investment options (the "Funds") listed in the table below.


WHAT IS THE ADA MEMBERS RETIREMENT PROGRAM CONTRACT?

The ADA Members Retirement Program contract is a deferred group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan trusts maintained under the plans will be allocated among the Funds, the Guaranteed Rate Accounts, and our Money Market Guarantee Account, in accordance with participant instructions.



--------------------------------------------------------------------------------
 FUNDS
--------------------------------------------------------------------------------
 ASSET ALLOCATION RISK-BASED
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(*)          o AXA Moderate Allocation(*)
o AXA Conservative-Plus Allocation(*)   o AXA Moderate-Plus Allocation(*)
--------------------------------------------------------------------------------
 ASSET ALLOCATION AGE-BASED
--------------------------------------------------------------------------------
o Target Allocation 2015                o Target Allocation 2035
o Target Allocation 2025                o Target Allocation 2045
--------------------------------------------------------------------------------
 CASH EQUIVALENTS
--------------------------------------------------------------------------------
o Three-Year and Five-Year Guaranteed   o Money Market Guarantee Account
  Rate Accounts
--------------------------------------------------------------------------------
 INTERNATIONAL/GLOBAL STOCKS
--------------------------------------------------------------------------------
o EQ/Global Multi-Sector Equity         o EQ/Templeton Global Equity
o EQ/International Core PLUS
--------------------------------------------------------------------------------
 BONDS
--------------------------------------------------------------------------------
o EQ/Core Bond Index                    o Multimanager Multi-Sector Bond
--------------------------------------------------------------------------------
 LARGE CAP STOCKS
--------------------------------------------------------------------------------
o EQ/Davis New York Venture             o EQ/Large Cap Growth PLUS
o EQ/Equity 500 Index                   o EQ/Large Cap Value PLUS
o EQ/JPMorgan Value Opportunities       o EQ/T. Rowe Price Growth Stock
--------------------------------------------------------------------------------
 MID CAP STOCKS
--------------------------------------------------------------------------------
o EQ/Mid Cap Index                      o EQ/Morgan Stanley Mid Cap Growth**
o EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------
 SMALL CAP STOCKS
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Small Cap        o  EQ/Small Company Index
  Growth
o EQ/GAMCO Small Company Value
--------------------------------------------------------------------------------





(*)   The AXA Allocation Portfolios.




(**) This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Investment Trusts" under "Program investment options" later in this Prospectus for the variable investment option's former name.


You may allocate amounts to any of the Funds. Each Fund is a subaccount of Separate Account No. 206. Each of the Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"). You should also read the prospectuses for the Investment Trusts and keep them for future reference.

GUARANTEED OPTIONS. The guaranteed options we offer include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account, and the Money Market Guarantee Account.


We have filed a registration statement relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2010, which is part of the registration statement, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at the ADA Members Retirement Program, c/o AXA Equitable, Box 4872, Syracuse, NY 13221 or calling 1-800-523-1125.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          x02881

Contents of this prospectus
--------------------------------------------------------------------


--------------------------------------------------------------------------------
ADA PROGRAM
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
Who is AXA Equitable?                                                        5
How to reach us                                                              6
The Program at a glance -- key features                                      8
Employer choice of retirement plans                                          8
Plan features                                                                8
The Contract at a glance -- key features                                     9

--------------------------------------------------------------------------------
FEE TABLE                                                                   10
--------------------------------------------------------------------------------
Example                                                                     12
Condensed financial information                                             13
Financial statements of Funds                                               13



--------------------------------------------------------------------------------
1. PROGRAM INVESTMENT OPTIONS                                               14
--------------------------------------------------------------------------------
Investment options                                                          14
About Separate Account No. 206                                              14
The Investment Trusts                                                       14
About your voting rights                                                    14

Portfolios of the Investment Trusts                                         16

The guaranteed options                                                      18



--------------------------------------------------------------------------------
2. HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS                           20
--------------------------------------------------------------------------------
For amounts in the Funds                                                    20
How we determine the unit value                                             20
How we value the assets of the Funds                                        20



--------------------------------------------------------------------------------
3. TRANSFERS AND ACCESS TO YOUR ACCOUNT                                     21
--------------------------------------------------------------------------------
Transfers among investment options                                          21
Disruptive transfer activity                                                21
Our Account Investment Management System (AIMS) and
     our internet website                                                   22
Participant loans                                                           22
Choosing benefit payment options                                            22
Spousal consent                                                             24

Proof of correct information                                                24

Benefits payable after the death of a participant                           24


----------------------
When we use the words "we," "us" and "our," we mean AXA Equitable. Please see the As explained in certain sections, "you" and "your" may sometimes refer to the employer. index of key words and phrases used in this prospectus. The index will refer you to the For example, "The Program" section of this prospectus is primarily directed at the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract owner's instructions under the contract. For example, in "Transfers and access to your account."


As explained in certain sections, "you" and "Your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed to the employer.

No person is authorized by AXA Equitable Life Insurance Company to give any information or make any represenations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.


2  Contents of this prospectus

--------------------------------------------------------------------------------
4. THE PROGRAM                                                              25
--------------------------------------------------------------------------------
Eligible employers                                                          25
Summary of plan choices                                                     25
Getting started                                                             25
How to make Program contributions                                           25
Discontinuance of Program contributions                                     26
Allocating Program contributions                                            26
Distributions from the investment options                                   26
Rules applicable to participant distributions                               27



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     28
--------------------------------------------------------------------------------
Charges based on amounts invested in the Program                            28
Plan and transaction expenses                                               28
Individual annuity charges                                                  28
Charges for state premium and other applicable taxes                        28
Fees paid to the American Dental Association                                29
General information on fees and charges                                     29



--------------------------------------------------------------------------------
6. TAX INFORMATION                                                          30
--------------------------------------------------------------------------------
Buying a contract to fund a retirement arrangement                          30
Income taxation of distributions to qualified plan participants             30

Special rule for conversions to Roth IRA in 2010                            30




--------------------------------------------------------------------------------
7. MORE INFORMATION                                                         32
--------------------------------------------------------------------------------
About program changes or terminations                                       32
IRS disqualification                                                        32
About the separate account                                                  32
About the general account                                                   32
About legal proceedings                                                     32
Financial statements                                                        33
Distribution of the contracts                                               33
Reports we provide and available information                                33
Acceptance                                                                  33

--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
I  -- Condensed financial information                                      A-1

II -- State contract variations of certain
         features and benefits                                             B-1

--------------------------------------------------------------------------------
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                  Contents of this prospectus  3

Contents of this Prospectus (Cont'd.)
--------------------------------------------------------------------



--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Multi-Sector Bond                                    MMSB 1-4
Target 2015 Allocation                                           2015A 1-4
Target 2025 Allocation                                           2025A 1-4
Target 2035 Allocation                                           2035A 1-4
Target 2045 Allocation                                           2045A 1-4
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Davis New York Venture                                        EQDNY 1-3
EQ/Equity 500 Index                                             EQ500I 1-3
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/International Core PLUS                                       EQICP 1-4
EQ/JPMorgan Value Opportunities                                 EQJPMV 1-3
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value PLUS                                         EQLCVP 1-4
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/Small Company Index                                           EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/Templeton Global Equity                                       EQTGE 1-4


3-a  Contents of this Prospectus (Cont'd.)

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.



                                                                          PAGE

   AIMS                                                                     22
   AXA Equitable                                                         cover
   beneficiary                                                              24
   benefit payment options                                                  22
   business day                                                             20
   contract                                                           cover, 9
   contributions                                                            25
   disruptive transfer activity                                             21
   eligible rollover distributions                                          30
   Fair valuation                                                           20
   Funds                                                             cover, 14
   GRAs                                                                 14, 18
   guaranteed options                                                       18
   individually designed plan                                               25
   IRA                                                                      30
   internet website                                                         22
   investment options                                                       14
   market timing                                                            21
   Members Retirement Plan                                                  25
   Master Trust                                                             25
   Money Market Guarantee Account                                           18
   Pooled Trust                                                             25
   Portfolio                                                             cover
   Program                                                                  25
   Roth 401(k)                                                               8
   separate accounts                                                        32
   Underlying Portfolios                                                    11
   unit value                                                               20
   unit                                                                     20
   Volume Submitter Plan                                                    25
   Volume Submitter Retirement Trust                                        25
   3-year GRA                                                               18
   5-year GRA                                                               18



                                               Index of key words and phrases  4

WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



5  Who is AXA Equitable?

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

o Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

o Unit values and other account information under your plan,

o Any other information or materials that we provide in connection with the Program.

INFORMATION ON JOINING THE PROGRAM

-------------------------------------------------------------------------------
 BY PHONE:
-------------------------------------------------------------------------------
1-800-523-1125
(Retirement Program Specialists
available weekdays 9 a.m. to 5 p.m. Eastern Time)

-------------------------------------------------------------------------------
 BY REGULAR MAIL:
-------------------------------------------------------------------------------
The ADA Members Retirement Program
c/o AXA Equitable
Box 2011
Secaucus, NJ 07096

-------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
-------------------------------------------------------------------------------
The ADA Members Retirement Program
c/o AXA Equitable
500 Plaza Drive, 7th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
The ADA Members Retirement Program Website www.axa-equitable.com/ada, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

INFORMATION ONCE YOU JOIN THE PROGRAM


-------------------------------------------------------------------------------
 BY PHONE:
-------------------------------------------------------------------------------
1-800-223-5790 (U.S.) or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom.
(Account Executives available weekdays 9 a.m. to 5 p.m.
Eastern Time)

-------------------------------------------------------------------------------
 TOLL-FREE AIMS FOR AMOUNTS IN THE PLAN TRUST:
-------------------------------------------------------------------------------
By calling 1-800-223-5790 or 1-800-223-5790 you may, with your assigned personal security code, use our Account Investment Management System ("AIMS") to:

o Transfer assets between investment options and obtain account information.

o Change the allocation of future contributions and maturing guaranteed options.

o Hear investment performance information, including Fund unit values and current guaranteed option interest rates.

AIMS operates 24 hours a day. You may speak with our Account Executives during regular business hours.

-------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST:
-------------------------------------------------------------------------------
By logging on to www.axa-equitable.com/ada, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their social security number and personal security code. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

o Investment performance, current Fund unit values, and current guaranteed option interest rates.

o Transfer assets between investment options and obtain account balance information

o Change the allocation of future contributions and maturing Guaranteed Rate Accounts.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

o Contribution Reports (customizable by date)

o Online Statements

o Transaction History (customizable by date)

o Online remittal of Contributions


o Online remittal of annual Plan and Participant Census Information

o Online 5500 preparation and filing (Master and Volume Submitter Plans only)


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT
 BY REGULAR MAIL:
--------------------------------------------------------------------------------


The ADA Members Retirement Program
P.O. Box 4872
Syracuse, NY 13221



-------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY
 REGULAR MAIL:
-------------------------------------------------------------------------------
The Association Members Retirement Program
P.O. Box 1599
Newark, NJ 07101-9764

                                                        Who is AXA Equitable?  6

--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION
 CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT
 DELIVERY:
--------------------------------------------------------------------------------


AXA Equitable
Association Service MD-32-12
100 Madison Street
Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.



-------------------------------------------------------------------------------
 BY E-MAIL:
-------------------------------------------------------------------------------
We welcome your comments and questions regarding the ADA Members Retirement Program. If you have a comment or suggestion about the ADA website we would appreciate hearing from you. Go to www.axa-equitable.com/ada, Participant Services and click on "Contact Us" or click on "e-mail the ADA Members Retirement Program."


7  Who is AXA Equitable?

The Program at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER CHOICE OF RETIREMENT PLANS
Our Members Retirement Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax Information" below. The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the Master Plan.

Our Volume Submitter Plan is a defined contribution plan that can be adopted as a profit-sharing plan (new comparability or age-weighted) with or without 401(k) features. The Program's investment options are the only investment choices under the Volume Submitter Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.


PLAN FEATURES


MEMBERS RETIREMENT PLAN:

o Program investment options used as the only investment choices.

o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

o Use of our Master Trust.

o No minimum amount must be invested.

o 5500 reporting.

o Automatic updates for law changes.


VOLUME SUBMITTER PLAN:

o Program investment options used as the only investment choices.

o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

o Use of our Volume Submitter Retirement Trust.

o No minimum amount must be invested.

o 5500 reporting.


o Automatic updates for law changes (may require employer adoption).



INVESTMENT ONLY:

o Our Pooled Trust is adopted for investment use only.

o Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

o Plan and transaction charges vary by type of plan adopted, or by specific transaction.


ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE PLAN TRUSTS:

o Toll-free number available for transfers and account information.

o Internet website access to account information and transactions.

o Participant loans (if elected by your employer; some restrictions apply; not applicable to Investment Only).

o Regular statements of account.

o Retirement Program Specialist and Account Executive support.

o Daily valuation of accounts.

-------------------------------------------------------------------------------
                         MEMBERS
                        RETIREMENT PLAN      POOLED TRUST FOR
                        AND VOLUME          INDIVIDUALLY
                        SUBMITTER PLAN      DESIGNED PLANS
-------------------------------------------------------------------------------
 WHO SELECTS           Participant          Participant or
 INVESTMENTS?                               trustee, as
                                            specified under
                                            your Plan
-------------------------------------------------------------------------------
ARE LOANS AVAILABLE?    Yes, if permitted   No
                        under your Plan
-------------------------------------------------------------------------------
WHEN ARE YOU ELIGIBLE   Upon retirement,    Benefits depend
FOR DISTRIBUTIONS?      death, disability   upon the terms of
                        or termination of   your Plan
                        employment
-------------------------------------------------------------------------------

                                      The Program at a glance -- key features  8

The Contract at a glance -- key features

--------------------------------------------------------------------------------

GUARANTEED OPTIONS:
The three guaranteed options include two Guaranteed Rate Accounts ("GRAs") and a Money Market Guarantee Account.


TAX ADVANTAGES:

o On earnings: No tax on investment earnings until withdrawn.

o On transfers: No tax on internal transfers.


TAX NOTE:

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code (the "Code"). Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus).


CONTRACT CHARGES AND EXPENSES:

o Program expense charge assessed against combined value of Program assets in the Plan Trust.

o Investment management and administration fees and other expenses charged on a Fund-by-Fund basis, as applicable.

o Record maintenance and report fee.

o Enrollment fee.

o Annuity administrative fee.

o Indirectly, charges of underlying investment vehicles for investment management, administrative fees and other expenses.

BENEFIT PAYMENT OPTIONS:

o Lump sum.

o Installments on a time certain or dollar certain basis.

o Fixed annuity benefit payout options as available under your employer's plan.


o Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.


9  The Contract at a glance -- key features

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay if you purchase a variable annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may apply. Charges for certain features shown in the fee table are mutually exclusive.


--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------
Charge if you purchase a variable annuity payout option (which is
described in a separate prospectus for that option)          $350
-------------------------------------------------------------------------------

Premium tax charge if you select an 0.00%-1.00% annuity payout option(1)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying Portfolio or Investment Trust fees and expenses.


--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL
PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------
Program expense charge(2)                        1.00% (Maximum)
                                                 0.52% (Current)
-------------------------------------------------------------------------------
Maximum program-related other expenses(3)        0.01%


--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH CALENDAR QUARTER
--------------------------------------------------------------------------------
Record maintenance and report fee(4)             $ 3.00

--------------------------------------------------------------------------------
CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
--------------------------------------------------------------------------------
Enrollment fee(5)                                $25 per participant
-------------------------------------------------------------------------------


(1) We reserve the right to deduct the premium tax charge from each contribution or from distributions or upon termination of your contract.

(2) This charge will fluctuate from year to year based on assets in the Investment Trusts and the number of participants enrolled in the Program. Based on the number of participantswe expect to enroll in the program and the assets in the Investment Trusts, we anticipate that the program expense charge for the 12 month period beginning May 1, 2010 will be .52%. This charge is also deducted from amounts in the GRAs and the Money Market Guarantee Account. For a description of how it is calculated for amounts in the Funds, GRAs and the Money Market Guarantee Account, see "Charges based on amounts in the Program" in "Charges and expenses" later in this Prospectus.

(3) These expenses vary by investment Fund and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2009. These expenses may be lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2010.



(4) For Investment Only retirement arrangements, the fee is $1.00 per quarter.

(5) This fee is charged to the employer. If the employer fails to pay this charge, we may deduct it from participant's account value or from subsequent contributions.


                                                                    Fee table 10

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Investment Trust prospectus for the Portfolio.



------------------------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted   Lowest     Highest
from Portfolio assets including management fees, service fees, and/or other      ------     -------
expenses)(6)                                                                     0.39%      1.89%





 This table shows the fees and expenses for 2009 as an annual percentage of each Portfolio's daily average net assets.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL
                                                                               ACQUIRED      ANNUAL                      NET
                                                                              FUND FEES     EXPENSES    FEE WAIV-      ANNUAL
                                                                                 AND         (BEFORE   ERS AND/OR     EXPENSES
                                     MANAGE-                                  EXPENSES       EXPENSE     EXPENSE       (AFTER
                                      MENT                       OTHER       (UNDERLYING     LIMITA-   REIMBURSE-     EXPENSE
 PORTFOLIO NAME                      FEES(7)    12B-1 FEES   EXPENSES(8)   PORTFOLIOS)(9)    TIONS)     MENTS(10)   LIMITATIONS)
-----------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation          0.10%           --       0.19%             0.76%            1.05%      (0.05)%      1.00%
AXA Conservative-Plus Allocation   0.10%           --       0.20%             0.67%            0.97%      (0.12)%      0.85%
AXA Moderate Allocation            0.10%           --       0.18%             0.69%            0.97%      (0.07)%      0.90%
AXA Moderate-Plus Allocation       0.10%           --       0.18%             0.72%            1.00%      (0.05)%      0.95%
Multimanager Multi-Sector Bond     0.53%           --       0.21%               --             0.74%         --        0.74%
Target 2015 Allocation             0.10%           --       0.50%             0.58%            1.18%      (0.25)%      0.93%
Target 2025 Allocation             0.10%           --       0.51%             0.57%            1.18%      (0.26)%      0.92%
Target 2035 Allocation             0.10%           --       0.81%             0.57%            1.48%      (0.56)%      0.92%
Target 2045 Allocation             0.10%           --       1.23%             0.56%            1.89%      (0.98)%      0.91%
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Grow0.75%           --       0.15%               --             0.90%         --        0.90%
EQ/Core Bond Index                 0.35%           --       0.14%               --             0.49%         --        0.49%
EQ/Davis New York Venture          0.85%           --       0.17%               --             1.02%         --        1.02%
EQ/Equity 500 Index                0.25%           --       0.14%               --             0.39%         --        0.39%
EQ/GAMCO Small Company Value       0.75%           --       0.15%               --             0.90%         --        0.90%
EQ/Global Multi-Sector Equity      0.73%           --       0.24%               --             0.97%         --        0.97%
EQ/International Core PLUS         0.60%           --       0.25%             0.06%            0.91%       0.00%       0.91%
EQ/JPMorgan Value Opportunities    0.60%           --       0.16%               --             0.76%      (0.01)%      0.75%
EQ/Large Cap Growth PLUS           0.50%           --       0.20%             0.02%            0.72%       0.00%       0.72%
EQ/Large Cap Value PLUS            0.47%           --       0.23%               --             0.70%       0.00%       0.70%
EQ/Mid Cap Index                   0.35%           --       0.16%               --             0.51%         --        0.51%
EQ/Mid Cap Value PLUS              0.55%           --       0.19%             0.04%            0.78%       0.00%       0.78%
EQ/Morgan Stanley Mid Cap Growth   0.70%           --       0.17%               --             0.87%      (0.02)%      0.85%
EQ/Small Company Index             0.25%           --       0.14%               --             0.39%         --        0.39%
EQ/T. Rowe Price Growth Stock      0.79%           --       0.17%               --             0.96%      (0.01)%      0.95%
EQ/Templeton Global Equity         0.70%           --       0.22%               --             0.92%       0.00%       0.92%
-----------------------------------------------------------------------------------------------------------------------------------




(6) "Total Annual Portfolio Operating Expenses" are based, in part, on esti -mated amounts for options added during the fiscal year 2009 and for the underlying portfolios.


(7) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (10) for any expense limitation agreement information.



(8) Other expenses shown are those incurred in 2009. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (10) for any expense limitation agreement information.



(9) Each of these Funds invests in a corresponding portfolio of one of the Investment Trusts or other unaffiliated investment companies. Each Portfolio, in turn, invests in shares of other portfolios of the Investment Trusts and /or shares of unaffiliated portfolios ("the Underlying Portfolios"). Amounts shown reflect each Portfolio's pro rata share of the fees and expenses of the Underlying Portfolios in which it invests. A "--" indicates that the listed Portfolio does not invest in underlying portfolios.


(10) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2011 (unless the Board of Trustees, including a majority of the independent Trustees, of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the Underlying Portfolios in which the Portfolios invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's




11 Fee table
  current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for each applicable underlying Investment Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



-------------------------------------------------------------------------------
   PORTFOLIO NAME
--------------------------------------------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   0.89%
--------------------------------------------------------------------------------
   EQ/Davis New York Venture               1.00%
--------------------------------------------------------------------------------
   EQ/GAMCO Small Company Value            0.88%
--------------------------------------------------------------------------------
   EQ/International Core PLUS              0.90%
--------------------------------------------------------------------------------
   EQ/Large Cap Growth PLUS                0.71%
--------------------------------------------------------------------------------
   EQ/Large Cap Value PLUS                 0.69%
--------------------------------------------------------------------------------
   EQ/Morgan Stanley Mid Cap Growth        0.83%
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Underlying Portfolio fees and expenses.

This example below shows the expenses that a hypothetical contract owner would pay in the situations illustrated and assumes the maximum charges applicable under the contract, including the maximum program expense charge and the maximum program-related other expenses, as well as the record maintenance and report fee and the enrollment fee. For purposes of this example, the program expense charge has been rounded to 1.00%. Since under the example assumptions no surrender charge or redemption charge would apply in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the example are the maximum expenses. The guaranteed rate accounts and money market guarantee account are not covered by the fee table and example. However, the ongoing expenses do apply to the guaranteed rate accounts and money market guarantee account. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

This example assumes that you invest $10,000 in the indicated options under the contract for the time periods shown. The example also assumes that your investment has a 5% return each year and assumes the maximum contract charges and total annual expenses of the portfolios (before expense limitations) described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                    Fee table 12

                                                   IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                                                  CONTRACT AT                    IF YOU ANNUITIZE AT THE END OF THE
                                                                THE END OF THE                              APPLICABLE
                                                            APPLICABLE TIME PERIOD                         TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of
    the Portfolios                                   $330      $956      $1,606      $3,335    $680     $1,306     $1,956     $3,685
(b) assuming minimum fees and expenses of any of
    the Portfolios                                   $179      $503      $  847      $1,810    $529     $  853     $1,197     $2,160
------------------------------------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2009.



FINANCIAL STATEMENTS OF FUNDS

Each of the Funds is part of our Separate Account No. 206 as described in "About the separate account" under "More information" later in this prospectus. The financial statements for Separate Account No. 206 may be found in the SAI for this prospectus.


13 Fee table

1. Program investment options

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

You may choose from any of the variable investment options under the Program. We call the variable investment options the "Funds." You can also choose from three guaranteed options: a 3-year Guaranteed Rate Account and a 5-year Guaranteed Rate Account ("GRAs"), and our Money Market Guarantee Account. The guaranteed options are referred to in this prospectus solely for the purpose of providing a more complete understanding of how the Funds operate with other investment options available under the Program.

You should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. The prospectuses for the Investment Trusts contain this and other important information about those funds. The prospectuses should be read carefully before investing.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

ABOUT SEPARATE ACCOUNT NO. 206

Each variable investment option is a subaccount of Separate Account No. 206. We established Separate Account No. 206 in 1999 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 206 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 206 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 206. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 206 and AXA Equitable are not required to register, and are not registered, as investment companies under the Investment Company Act of 1940.

Each subaccount (Fund) within the Separate Account invests solely in class IA/A shares issued by the corresponding portfolio of its Investment Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add Funds to, or to remove Funds from, the Separate Account, or to add other separate accounts;

(2) to combine any two or more Funds;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any Fund to another Fund;

(4) to operate the Separate Account or any Fund as a management investment company (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a Fund directly);

(5) to restrict or eliminate any voting rights as to the Separate Account;

(6) to register or deregister the Separate Account or any variable investment option under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

(7) to cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Investment Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Investment Trust shares are reinvested in full. The Board of Trustees of each Investment Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Investment Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, and other aspects of its operations, appears in the prospectuses for each Investment Trust, which are attached at the end of this prospectus or in their respective SAIs, which are available upon request.

The Funds invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:


                                                  Program investment options  14

o   the election of trustees;

o the formal approval of independent public accounting firms selected for each Investment Trust; or

o any other matters described in each prospectus for the Investment Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote.

The Investment Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 206 VOTING RIGHTS

If actions relating to the Separate Account require contract owner/ participant approval, contract owners/participants will be entitled to one vote for each unit they have in the variable investment options. Each contract owner/participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners/ participants.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


15  Program investment options

PORTFOLIOS OF THE INVESTMENT TRUSTS


The AXA Allocation Portfolios offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Equitable may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risk associated with certain guaranteed features. Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the names of the corresponding portfolios, their investment objectives, and their Investment Manager and/or sub-adviser(s).


------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST--CLASS A SHARES                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                            OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION             Seeks long-term capital appreciation.              o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION      Seeks current income and growth of capital,        o AXA Equitable
                                      with a greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION               Seeks long-term capital appreciation and current   o AXA Equitable
                                      income.
 -----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS                     Seeks long-term capital appreciation and current   o AXA Equitable
 ALLOCATION                           income, with a greater emphasis on capital
                                      appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND        Seeks high total return through a combination      o Pacific Investment Management Company LL
                                      of current income and capital appreciation.        o Post Advisory Group, LLC
                                                                                         o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION                Seeks the highest total return over time consis-   o AXA Equitable
                                      tent with its asset mix. Total return includes
                                      capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION                Seeks the highest total return over time consis-   o AXA Equitable
                                      tent with its asset mix. Total return includes
                                      capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION                Seeks the highest total return over time consis-   o AXA Equitable
                                      tent with its asset mix. Total return includes
                                      capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION                Seeks the highest total return over time consis-   o AXA Equitable
                                      tent with its asset mix. Total return includes
                                      capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST--CLASS A SHARES                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S) AS
PORTFOLIO NAME                         OBJECTIVE                                         APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP        Seeks to achieve long-term growth of capital.      o AllianceBernstein L.P.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX                    Seeks to achieve a total return before expenses    o SSgA Funds Management, Inc.
                                      that approximates the total return performance
                                      of the Barclays Capital U.S. Aggregate Bond
                                      Index, including reinvestment of dividends, at a
                                      risk level consistent with that of the Barclays
                                      Capital U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE             Seeks to achieve long-term growth of capital.      o Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------------


                                                Program investment options 16

-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST--CLASS A SHARES                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                        OBJECTIVE                                          APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                  Seeks to achieve a total return before expenses     o AllianceBernstein L.P.
                                     that approximates the total return performance
                                     of the S&P 500 Index, including reinvestment of
                                     dividends, at a risk level consistent with that
                                     of the S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE         Seeks to maximize capital appreciation.             o GAMCO Asset Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY        Seeks to achieve long-term capital appreciation.    o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Morgan Stanley Investment Management,
                                                                                           Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS           Seeks to achieve long-term growth of capital.       o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Hirayama Investments, LLC
                                                                                         o Wentworth Hauser and Violich, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

EQ/JPMORGAN VALUE OPPORTUNITIES      Seeks to achieve long-term capital appreciation.    o JPMorgan Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS             Seeks to provide long-term capital growth.          o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Marsico Capital Management LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS              Seeks to achieve long-term growth of capital.       o AllianceBernstein L.P.
                                                                                         o  AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                     Seeks to achieve a total return before expenses     o SSgA Funds Management, Inc.
                                     that approximates the total return performance
                                     of the S&P Mid Cap 400 Index, including rein-
                                     vestment of dividends, at a risk level consistent
                                     with that of the S&P Mid Cap 400 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS                Seeks to achieve long-term capital appreciation.    o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Wellington Management Company LLP
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP            Seeks to achieve capital growth.                    o Morgan Stanley Investment Management,
 GROWTH(1)                                                                                 Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Seeks to replicate as closely as possible (before   o AllianceBernstein L.P.
                                     the deduction of Portfolio expenses) the total
                                     return of the Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY           Seeks to achieve long-term capital growth.          o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Templeton Global Advisors Limited
-----------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK        Seeks to achieve long-term capital appreciation     o T. Rowe Price Associates, Inc.
                                     and secondarily, income.
-----------------------------------------------------------------------------------------------------------------------------------



(1) This is the Portfolio's new name effective, on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.


17 Program investment options

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-523-1125.

                    --------------------------------------

THE GUARANTEED OPTIONS

We offer three different guaranteed options:

o two Guaranteed Rate Accounts (GRAs), and

o our Money Market Guarantee Account.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the GRAs become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.


GUARANTEED RATE ACCOUNTS

You can choose from a GRA that matures in three years (3-year GRA) and a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate then in effect when your contribution is credited to your plan account. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and expenses" later in this prospectus.

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. The GRA rate will vary from one seven-day period to another, but will never be less than 1%. You may call AIMS or access our website to obtain our current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature withdrawals and transfers from a GRA" in the SAI.

We reserve the right not to offer the GRAs. If we decide not to offer the GRAs, we will provide you with notice of at least 60 days.


RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

o You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.

o You may transfer other amounts at any time to a GRA at the current guaranteed rate.

o Withdrawals may be made from a GRA before maturity if: you are disabled; you attain age 701/2; you die; or you are not self-employed and your employment is terminated.

o You may not remove GRA funds before maturity to take a loan, hardship or other in-service withdrawal, as a result of a trustee-to-trustee transfer, or to receive benefits from a terminated plan.

o Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.


THE GRA GUARANTEES

AXA Equitable Life Insurance Company guarantees all contributions allocated to GRAs since July 15, 2008. Prior to July 15, 2008, GRAs were guaranteed by The Principal Financial Group, MetLife, Inc. and New York Life Insurance Company.


MONEY MARKET GUARANTEE ACCOUNT

All contributions to the Money Market Guarantee Account earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. While the rate changes monthly, it will never be less than 1%. Contributions may be made at any time and will earn the current rate from the day after the contribution is credited through the end of the month or, if earlier, the day of transfer or withdrawal. Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn. You may call AIMS or access the website on the Internet to obtain the current monthly rate.

You may effect distributions, withdrawals and transfers from the Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers.


THE MONEY MARKET GUARANTEE ACCOUNT GUARANTEE. We guarantee the amount of your contributions to the Money Market Guarantee Account and the interest credited. We hold assets in our Separate Account No. 43 sufficient to pay all principal and accrued interest under the Money Market Guarantee Account option, less applicable fees, as required by law. Assets we hold in Separate Account No. 43 attributable to ADA participants are available to Program participants who have allocated amounts to the Money Market Guarantee Account. We may not use these amounts to satisfy obligations that may arise out of any other business we conduct. If the assets in Separate Account No. 43 are insufficient to provide for payment of all principal and accrued interest under the Money Market Guarantee Account, we will transfer additional assets into Separate Account No. 43 from AXA Equitable's general account, to make up for any shortfall. We may remove assets from Separate Account No. 43 that are in excess of those attributable to the combined account values of all ADA participants.



                                                  Program investment options  18

Please see Appendix I later in this Prospectus for variations that may apply in your state.



Calculation of our rates. The interest rate we credit to the Money Market Guarantee Account approximates:



(1) the average over each calendar year of "domestic prime" money market funds (funds with the highest quality investments); plus

(2) an amount which approximates the average expenses deducted from such funds; less

(3) 0.15% (Administration Fee) and the applicable Program Expense Charge. See "Charges and expenses" later in this prospectus.


19  Program investment options

2. How we value your account balance in the Funds

--------------------------------------------------------------------------------

FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.


HOW WE DETERMINE THE UNIT VALUE

We determine the unit value for each Fund at the end of each business day. The unit value for each Fund is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund unit value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day. We calculate the net investment factor as follows:

o First, we take the value of the Fund's assets at the close of business on the preceding business day.

o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund unit value is calculated on every business day by multiplying the Fund unit value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b) is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.


HOW WE VALUE THE ASSETS OF THE FUNDS

The Funds invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"), and the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding Portfolios.


FAIR VALUATION

The Funds may invest in securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable), which are valued at their fair value under policies and procedures established by the Investment Trusts. For more information, please see the prospectus for the applicable Investment Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.


                              How we value your account balance in the Funds  20

3. Transfers and access to your account

--------------------------------------------------------------------------------

TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"). Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to and from the other investment options are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts. In addition, we reserve the right to restrict transfers among investment options as described in your contract including limitations on the number, frequency or dollar amount of transfers.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectus for the Investment Trusts for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "Investment Trusts"). The Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the Investment Trust obtains from us owner trading activity. The Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the Investment Trusts for more information.

When a contract owner/participant is identified in connection with potentially disruptive transfer for the first time, a letter is sent to the contract owner/participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or an Investment Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the Investment Trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract


21 Transfers and access to your account owners/participants. As of the date of this prospectus, the Investment Trusts had not implemented such a fee. If a redemption fee is implemented by the Investment Trusts, that fee, like any other Investment Trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the Investment Trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the Investment Trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Investment Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE

Participants may use our automated AIMS, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. Our internet website can be accessed at www.axa-equitable.com/ada.


Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at www.axa-equitable.com/ada.


We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS and by the internet website. The procedures require personal identification information, including your personal security code ("PSC") number, or password in the case of employers accessing the Plan Services website, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign a PSC number to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives.

Loans are subject to restrictions under Federal tax laws and ERISA. A loan may not be taken from the Guaranteed Rate Accounts prior to maturity. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. Interest paid on a retirement plan loan is not deductible.


CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options for participants in the Plans. Your plan may allow you a choice of one or more of the following forms of distribution:

o Qualified Joint and Survivor Annuity

o Lump Sum Payment

o Installment Payments

o Life Annuity

o Life Annuity -- Period Certain

o Joint and Survivor Annuity

o Joint and Survivor Annuity -- Period Certain

o Cash Refund Annuity

TYPES OF BENEFITS


Under the Plans, you may select one or more of the forms of distribution explained below once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The minimum amount that can be used to purchase any type of annuity is $5,000. If the amount to be applied is less than $5,000 or would result in an initial monthly payment of less than $300, we will pay the amount in a lump sum. In most cases a variable annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from AXA Equitable. The remaining amount will be applied to purchase an annuity on the basis of the Table of Guaranteed Annuity Payments contained in the contract or our then-current annuity rates applicable at that time, whichever would provide a larger benefit. Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. After the contract's fifth anniversary, we may change the actuarial basis used in the Table of Guaranteed Annuity Payments no more often than once every



                                        Transfers and access to your account  22
five years. We will provide advance notice of this change, and it will not apply to any annuity benefit that began before the change. Annuities purchased from other providers may also be subject to fees and charges.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. PLEASE SEE "SPOUSAL CONSENT REQUIREMENTS" BELOW.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. You may designate the investment options from which a partial payment will be made. If you do not designate the investment options from which you want the partial payment to be drawn, it will be drawn pro rata from all the investment options in which your account balance is invested. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.



FIXED AND VARIABLE ANNUITY CHOICES

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity--Period Certain, you may select either fixed or variable payments. All forms of fixed and variable annuity benefits under the Program will be provided by us. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus.


SPOUSAL CONSENT REQUIREMENTS

Under the Plans, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or
(2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In some plans, in order for you to make a withdrawal or elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. In addition if you want to designate a non-spouse beneficiary, to consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want,


23 Transfers and access to your account even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain plans that do not offer life annuity benefits.

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available Funds investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the Funds, and whether the actual rate of investment return is higher or lower than an assumed base rate.


SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000 (except for amounts contributed to the Rollover Account), federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above.



PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.


BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, a beneficiary may elect from the following payment options:

     (a) to receive the death benefit in a lump sum.

     (b) to apply the death benefit to the purchase of an Annuity Benefit in a form then offered by us;

     (c) to apply the death benefit to provide any other form of benefit then offered by us; or

     (d) to apply the death benefit to an account or accounts under the contract maintained for the benefit of the beneficiary.

The law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 701/2 or, if later, December 31 of the year after the participant's death, or (3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement or, for a spouse only, an annuity under
Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the Federal income tax minimum distribution rules. Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.

Under the Plans, on the day we receive proof of death, we automatically transfer the participant's account balance in the Funds to the Money Market Guarantee Account unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.

If permitted by your plan, a non-spousal beneficiary may be able to directly roll over a death benefit into a new individual retirement arrangement dedicated to making post-death payments.


                                        Transfers and access to your account  24

4. The Program

--------------------------------------------------------------------------------

This section explains the ADA Members Retirement Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds operate within the Program.


The ADA Members Retirement Program consists of several types of retirement plans and three retirement plan trusts: the Master Trust, the Volume Submitter Retirement Trust and the Pooled Trust (the "Plan Trusts"). Each of the Plan Trusts invests exclusively in the group annuity contract described in this prospectus and in the group annuity contract funding the GRAs. The Program is endorsed by the ADA, and the Trustee under the Master and Volume Submitter Retirement Trusts is JPMorgan Chase and Co. The Program had 19,040 participants and $1.33 billion in assets on December 31, 2009.



ELIGIBLE EMPLOYERS

You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA's Council on Insurance and Retirement Programs.

Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- Information on joining the Program" on the back cover of the prospectus.


SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

o Choose the MEMBERS RETIREMENT PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Members Retirement Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

--------------------------------------------------------------------------------
The Master Plan is a defined contribution master plan that can be adopted as a profit sharing plan, a defined contribution pension plan, or both. Traditional 401(k), SIMPLE 401(k), and Safe Harbor 401(k) are also available. A Roth 401(k) option is available for all 401(k) plan types.
--------------------------------------------------------------------------------

o Choose the VOLUME SUBMITTER PLAN -- which automatically gives you a full range of services from AXA Equitable and offers the opportunity to utilize a cross-tested plan option. The services include your choice of the Program's investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Volume Submitter Plan, employers adopt the Volume Submitter Retirement Trust and your only investment choices are from the Investment Options.

--------------------------------------------------------------------------------
The Volume Submitter Plan is a defined contribution plan that can be adopted as a profit sharing plan (new comparability or age weighted) with or without
401(k) features. A Roth 401(k) option is available for all 401(k) plan types.
--------------------------------------------------------------------------------

o Maintain your own INDIVIDUALLY DESIGNED PLAN -- and use the Pooled Trust for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans.

--------------------------------------------------------------------------------
The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.
--------------------------------------------------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.


GETTING STARTED

If you choose either of the Plans, you must complete an Adoption Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.


HOW TO MAKE PROGRAM CONTRIBUTIONS


Contributions can be made using the online contribution feature at www.axa-equitable.com/ada by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 1599, Newark, NJ 07101-9764. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. All contribution checks should be sent to AXA Equitable at the address shown "For contribution checks only" in the "Information once you join the Program" section under "How to reach us" in this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. Contributions sent must use an allocation method approved by us



25  The Program
which shows the source and amount of each type of contribution for each participant. The Statement of Additional Information provides additional details on how to make contributions to the Program.

All contributions sent in by mail must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type and fiscal year to which the contribution will be applied. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed and matches the check amount. Contributions are only accepted from the employer. Employees may not send contributions directly to the Program.

There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.


DISCONTINUANCE OF PROGRAM CONTRIBUTIONS

Contributions under the group annuity contract will continue with respect to the Plan unless one of the following circumstances occurs which would result in the discontinuance of such contributions:

     (a) the Internal Revenue Service has determined that the Plan fails to qualify under Section 401(a) of the Code and applicable Treasury Regulation and we receive notice of such fact,

     (b) the contract owner notifies us that participation of the Plan under the group annuity contract is to be terminated, in which case the contract owner will discontinue contributions to the contract,

     (c) the contract fails to qualify as an annuity; if this occurs, we will have the right, upon receiving notice of such fact, to terminate the group annuity contract, or

     (d) we decide to replace the terms of the group annuity contract with terms available under a different group annuity contract issued by AXA Equitable or one of its affiliated or subsidiary life insurance companies for plans qualified under Section 401(a) of the Code and the contract owner disapproves of such change after we provide notice to the contract owner of such change.

Written notice regarding the discontinuance of contributions will be provided.


ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions (e.g. employer contributions, 401(k) salary deferral contributions) in different percentages than your GRA Maturity Allocations. .

AS OF DECEMBER 24, 2007, A PROVISION TO THE PENSION PROTECTION ACT OF 2006 WAS ADDED TO SECTION 404(C)(5) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, WHICH PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE ADA PROGRAM IS THE AXA MODERATE ALLOCATION FUND. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE PROGRAM TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION FUND, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE AXA MODERATE ALLOCATION FUND, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE PROGRAM.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE. Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.


DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax information" later in this prospectus and the SAI.


AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT.
These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the Funds if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts.

AMOUNTS IN THE GUARANTEED RATE ACCOUNTS. Withdrawals generally may not be taken from GRAs prior to maturity. See "Guaranteed Rate Accounts."


                                                                 The Program  26

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which:

     (1) the New York Stock Exchange is closed or restricts trading,

     (2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

     (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.


IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.



RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. You should discuss your options with a qualified financial adviser. Our Account Executives also can be of assistance.

In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Choosing benefit payment options" under "Transfers and access to your account" earlier in this prospectus, "Tax information" later in this prospectus and the SAI for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 701/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 701/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to ADA Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

o A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, your entire post-tax account balance).

o If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 591/2.

o Employees may generally not receive a distribution prior to severance from employment.

o Hardship withdrawals before age 591/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask his/her employer what types of withdrawals are available under his/her plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.


Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.



27  The Program

5. Charges and expenses

--------------------------------------------------------------------------------

You will incur two general types of charges under the Program:
(1) Charges based on the value of your assets in the Plan Trusts -- these apply to all amounts invested in the Plan Trusts (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2) Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the guaranteed options.

     We deduct amounts for the 3-year or 5-year GRA from each GRA.

    We make no deduction from your contributions or withdrawals for sales expenses.


CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM


PROGRAM EXPENSE CHARGE


We assess the Program expense charge as a daily charge calculated at an annual rate of your account balance held in the Plan Trusts. Based on the number of plans we expect to enroll in the program and the assets in the Plan Trusts, we anticipate that the Program expense charge for the 12 month period beginning May 1, 2010 will be .52%. Under the terms of the contract, the maximum Program expense charge is 1.00%. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

We apply the Program expense charge toward the cost of maintenance of the investment options, promotion of the Program, Funds, guaranteed rate accounts, money market guarantee account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2009 we received $6,906,748 compensation under the Program Expense Charge.



PROGRAM-RELATED OTHER EXPENSES

Certain other expenses are charged directly to the investment funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.


OTHER EXPENSES BORNE BY THE PORTFOLIOS AND FUNDS

INVESTMENT TRUST ANNUAL EXPENSES. The Funds are indirectly subject to investment management fees and other expenses charged against assets of the corresponding portfolios of the Investment Trusts. These expenses are described in the Investment Trusts' prospectuses.


PLAN AND TRANSACTION EXPENSES

MEMBERS RETIREMENT AND VOLUME SUBMITTER PLANS AND
INDIVIDUALLY-DESIGNED PLAN FEES

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant's account balance. We charge this fee in part to offset the expenses that we incur in providing the participant-level record-keeping and reporting that we perform for those enrolled in the Program. This fee is:


-------------------------------------------------------------------------------
Members Retirement Plan and                       $3 per quarter
   Volume Submitter Plan partici-
   pants
-------------------------------------------------------------------------------
Investment Only                                   $1 per quarter
-------------------------------------------------------------------------------


ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or Plan Trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.


INDIVIDUAL ANNUITY CHARGES

ANNUITY ADMINISTRATIVE CHARGE. If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment. The minimum amount that can be converted to an annuity, so that the charge would apply, is $5,000. Annuities purchased from other providers may also be subject to fees and charges.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, such as our state premium tax. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as our premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.


                                                        Charges and expenses  28

FEES PAID TO THE AMERICAN DENTAL ASSOCIATION

We may pay the American Dental Association a fee for enabling the Program to be made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.


GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. For the year 2009, we received total fees and charges under the Program of $7,141,879.



29  Charges and expenses

6. Tax information

--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code section 401. How these arrangements work, including special rules applicable to each, are described in the SAI. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the selection of Funds and guaranteed options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.


INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to Federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. The earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income. Distributions from a designated Roth contribution account may be rolled over to other designated Roth contribution accounts under 401(k) plans or to Roth IRAs.

ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan or traditional individual retirement arrangement ("IRA"), an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code, or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory Federal income tax withholding will apply and the distribution may be subject to the premature penalty tax unless the distribution is directly rolled over to a qualified plan, 403(b) plan, governmental employer Section 457 plan or an IRA. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.


Effective as of 2008, distributions from a qualified plan, 403(b) annuity contract or a governmental employer 457(b) plan can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.


                                                             Tax information  30

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory Federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 591/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.


The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 and (d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.


WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, Section 403(b) plan, governmental employer plan under
Section 457 of the Code or a traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the Plans, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.


31  Tax information

7. More information

--------------------------------------------------------------------------------

ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The group annuity contract may be changed by amendment or replacement provided that such change does not reduce any annuity benefit provided before such change and provided that no rights, privileges, or benefits under the group annuity contract with respect to contributions made prior to the effective date of such change may be adversely affected by an amendment to the group annuity contract without the consent of the participant. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and transfer any amounts in that investment option to another option and (2) offer new investment options with different terms.

TERMINATION. We may terminate the group annuity contract upon 24 months' written notice to contract owners. If the contract is terminated, we will not accept any further contributions or perform any recordkeeping functions after the date of termination and amounts allocated to the GRAs would be held until maturity.

If your plan's trustee makes arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.


ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.



IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator), or (2) prevent plan participants from investing in the separate accounts.


ABOUT THE SEPARATE ACCOUNT

Each Fund is part of our Separate Account No. 206. We established the separate account under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in the Funds for owners of our variable annuity contracts, including our group annuity contracts issued under the Program. The results of the separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate account and may withdraw any amounts we have in the separate account that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate account. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.


Separate Account No. 206 has twenty-five subaccounts corresponding to each of the portfolios of the Investment Trusts. Because of exclusionary provisions, Separate Account No. 206 is not subject to regulation under the Investment Company Act of 1940. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.



ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract, including those that apply to the GRAs and Money Market Guarantee, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.


                                                            More information  32

FINANCIAL STATEMENTS

The financial statements of Separate Account 206, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-523-1125.


DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at www.sec.gov.


ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.


33  More information

Appendix I -- Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the year ended December 31, 2009 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program.



SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the period shown.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



-------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                                      2009       2008
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
 Unit Value                                        $  8.26    $  6.51
 Number of units outstanding (000's)                 3,502      3,180
AXA CONSERVATIVE-PLUS ALLOCATION
 Unit Value                                        $  9.34    $  8.19
 Number of units outstanding (000's)                 3,652      3,530
AXA MODERATE ALLOCATION
 Unit Value                                        $  9.07    $  7.78
 Number of units outstanding (000's)                33,845     35,485
AXA MODERATE-PLUS ALLOCATION
 Unit Value                                        $  8.72    $  7.17
 Number of units outstanding (000's)                 8,479      8,562
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
 Unit Value                                        $  8.57    $  6.33
 Number of units outstanding (000's)                 3,035      2,944
EQ/CORE BOND INDEX
 Unit Value                                        $  9.63    $  9.40
 Number of units outstanding (000's)                 3,033      2,776
EQ/DAVIS NEW YORK VENTURE
 Unit Value                                        $  8.48    $  6.41
 Number of units outstanding (000's)                 1,533      1,450
EQ/EQUITY 500 INDEX
 Unit Value                                        $  8.40    $  6.70
 Number of units outstanding (000's)                 8,309      7,862
EQ/GAMCO SMALL COMPANY VALUE
 Unit Value                                        $ 10.36    $  7.35
 Number of units outstanding (000's)                 2,025      1,518
EQ/GLOBAL MULTI-SECTOR EQUITY
 Unit Value                                        $  7.06    $  4.72
 Number of units outstanding (000's)                 4,801      4,000
EQ/INTERNATIONAL CORE PLUS
 Unit Value                                        $  7.52    $  5.57
 Number of units outstanding (000's)                 5,192      4,995
EQ/JPMORGAN VALUE OPPORTUNITIES
 Unit Value                                        $  8.61    $  6.53
 Number of units outstanding (000's)                 2,237      2,149
EQ/LARGE CAP GROWTH PLUS
 Unit Value                                        $  9.02    $  6.77
 Number of units outstanding (000's)                 3,874      4,017
EQ/LARGE CAP VALUE PLUS
 Unit Value                                        $  7.40    $  6.17
 Number of units outstanding (000's)                 1,190      1,195
EQ/MID CAP INDEX
 Unit Value                                        $  7.63    $  5.62
 Number of units outstanding (000's)                 1,561      1,548
EQ/MID CAP VALUE PLUS
 Unit Value                                        $  8.69    $  6.44
 Number of units outstanding (000's)                   957        443
--------------------------------------------------------------------------------


                              Appendix I -- Condensed financial information A-1

--------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                                      2009       2008
--------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
 Unit Value                                         $  8.90    $  7.08
 Number of units outstanding (000's)                  1,520      1,494
EQ/T. ROWE PRICE GROWTH STOCK
 Unit Value                                         $  9.04    $  6.35
 Number of units outstanding (000's)                  3,692      3,351
EQ/TEMPLETON GLOBAL EQUITY
 Unit Value                                         $  8.45    $  6.52
 Number of units outstanding (000's)                  3,451      3,400
EQ/VAN KAMPEN MID CAP GROWTH
 Unit Value                                         $  9.05    $  5.78
 Number of units outstanding (000's)                  2,983      2,558
MULTIMANAGER MULTI-SECTOR BOND
 Unit Value                                         $  8.48    $  7.75
 Number of units outstanding (000's)                  1,359      1,217
TARGET 2015 ALLOCATION
 Unit Value                                         $  8.73    $  7.28
 Number of units outstanding (000's)                  4,834      4,544
TARGET 2025 ALLOCATION
 Unit Value                                         $  8.44    $  6.87
 Number of units outstanding (000's)                  5,124      4,636
TARGET 2035 ALLOCATION
 Unit Value                                         $  8.25    $  6.59
 Number of units outstanding (000's)                  1,723      1,465
TARGET 2045 ALLOCATION
 Unit Value                                         $  8.01    $  6.29
 Number of units outstanding (000's)                    495        424
--------------------------------------------------------------------------------


A-2 Appendix I -- Condensed financial information

Appendix II: State contract variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus.


STATES WHERE CERTAIN AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:


--------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS                                     AVAILABILITY OR VARIATIONS
--------------------------------------------------------------------------------------------------------
MINNESOTA   See "The Money Market Guarantee Account Guaran-        We guarantee the amount of your
            tee" under "The guaranteed options" in the "Program    contributions to the Money
            investment options" section                            Market Guarantee Account. Any
                                                                   amount held in the Money Market
                                                                   Guarantee Account becomes part
                                                                   of the assets in our general
                                                                   account, which supports the
                                                                   guarantees of your contract and
                                                                   other contracts. No company other
                                                                   than AXA Equitable has any
                                                                   financial responsibility for the
                                                                   contributions allocated to the
                                                                   Money Market Guarantee Account or
                                                                   the interest credited to
                                                                   them.
--------------------------------------------------------------------------------------------------------
UTAH        See "Types of benefits" in "Choosing benefit payment   The fifth and sixth sentences of
            options"                                               the second paragraph are
                                                                   deleted in their entirety.
--------------------------------------------------------------------------------------------------------

    Appendix II: State contract variations of certain features and benefits B-1

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            PAGE
Who is AXA Equitable?                                                        2

Funding of the Program                                                       2

Your responsibilities as employer                                            2

Procedures for withdrawals, distributions and transfers                      2

Provisions of the Plans                                                      4

Distribution of the contracts                                                7

Custodian and independent registered public accounting firm                  7

Financial statements                                                     FSA-1


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION


To: AXA Equitable Life Insurance Company
 Box 4872
 Syracuse, NY 13221


-----------------------------------------------------------------------------


Please send me a copy of the Statement of Additional Information for the ADA Members Retirement Program Prospectus dated May 1, 2010.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                          State           Zip


--------------------------------------------------------------------------------



Copyright 2010 by AXA Equitable Life Insurance Company. All rights reserved.






















                                                                          x02881

American Dental Association
Members Retirement Program


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2010

This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2010 for the American Dental Association Members Retirement Program.



--------------------------------------------------------------------------------


A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4872, Syracuse, NY, 13221 or by calling our toll-free telephone number, in the US 1-800-223-5790 or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2010 to which this SAI relates.


TABLE OF CONTENTS

                                                                   PAGE IN SAI

Who is AXA Equitable?                                                        2
Funding of the Program                                                       2
Your responsibilities as employer                                            2
Procedures for withdrawals, distributions and transfers                      2
Provisions of the Plans                                                      4
Distribution of the contracts                                                7
Custodian and independent registered public accounting firm                  7
Financial statements                                                     FSA-1


             Copyright 2010 by AXA Equitable Life Insurance Company.
   1290 Avenue of the Americas, New York, New York 10104. All rights reserved.


                                                                          x02882

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly-owned subsidiary of AXA Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.



FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The plan's trustee holds all contracts for the benefit of employers and participants in the Program.


YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt one of the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"), you as the employer and plan administrator will have certain responsibilities, including:

o sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

o    maintaining all personnel records necessary for administering your plan;

o    determining who is eligible to receive benefits;

o forwarding to us, and when required, signing, all the forms your employees are required to submit;

o distributing summary plan descriptions and participant annual reports to your employees and former employees;

o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;


o filing an annual information return for your plan with the Department of Labor or Internal Revenue Service, if required;


o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

o determining the amount of all contributions for each participant in the plan;



o forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions); A new, optional, safe harbor rule from the Department of Labor, effective 1/14/2010, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

o providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.


We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-223-5790 or write to us at Box 4872 Syracuse, NY 13221.



PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Plans, self-employed persons generally may not receive a distribution prior to age 59-1/2, and employees generally may not receive a distribution prior to separation from service. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59-1/2 even if you are still working, as long as you are 100% vested.

If the Plans are maintained as 401(k) plans and you are under age 59-1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. The plan's definition of hardship applies to employer contributions but not to your 401(k) contributions--including employee pre-tax contributions, employer qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your account balance under the Plans attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See "Tax information" in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit

Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal consent requirement" below.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the Funds may be delayed if there is any delay in redemption of shares of the respective portfolios in which the Funds invest. We generally do not expect any delays.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE "PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA" BELOW.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under either of the Plans, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Benefit payments will be made according to the provisions of your plan.

Under an individually designed plan your employer must send us a Request for Disbursement Form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. Fixed annuities are available from AXA Equitable. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits form.

MANDATORY CASHOUTS. The Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) amended the Internal Revenue Code of 1986 (Code) to provide that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must rollover such distribution to an individual retirement plan and must provide the plan participant with notice of such transfer.

DEATH BENEFITS. If a participant in either of the Plans dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survives, the participant's vested benefit will be paid to the participant's estate.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.
 All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an eligible retirement plan. An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually):
(1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

o    hardship withdrawals;

o    certain corrective distributions under Code Section 401(k) plans;

o    loans that are treated as distributions;

o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

o a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and


o    required minimum distributions under Code Section 401(a)(9).


If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution", we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, your money remains in the GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See "Guaranteed Rate Accounts" in the prospectus.

The Program does not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as explained below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. There are no qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals will be used first. Please note that withdrawals, transfers, reallocations on maturity and benefit distributions from GRAs provided by a carrier other than AXA Equitable are subject to AXA Equitable's receipt of the proceeds of such GRA from such carrier.

Exempt Withdrawal. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

o you are a dentist age 59-1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

o    you are not a dentist and you attain age 59-1/2 or terminate employment;

o    you are disabled;

o    you attain age 70-1/2; or

o    you die.

Qualified Withdrawal. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a dentist and are taking payments upon retirement after age 59-1/2 under a distribution option of less than three years duration.


For GRAs issued through July 15, 2008, the interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

     (i) the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

     (ii)  the years and/or fraction of a year until maturity, times; and


     (iii) the amount withdrawn from the GRA.


For GRAs issued on or after July 16, 2008, the interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

     (i) the amount by which the rate of a GRA with the same maturity being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

     (ii)  the years and/or fraction of a year until maturity, times; and


     (iii) the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If a GRA with the same maturity is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

The interest rate adjustment will not reduce your proceeds below your contribution(s) to the GRA from which the withdrawal is taken plus 1% interest per year. We make no adjustment if the current GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we will not deduct the excess from interest accumulated in any other GRA.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.

You may arrange in advance for the reinvestment of your maturing GRAs by using AIMS or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

o The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

o You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.


o If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio.



PROVISIONS OF THE PLANS

PLAN ELIGIBILITY REQUIREMENTS. Under the Plans, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed
21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer's election, provided such exclusion does not cause the plan to discriminate in favor of "highly compensated" employees (defined below).

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current Federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.


The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its Federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. A new, optional, safe harbor rule from the Department of Labor, effective 1/14/2010, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE PLANS. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts either of the Plans as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis "Roth 401(k)" option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59-1/2, death or disability.


For 2010, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $110,000 from the practice. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $16,500 for 2010, reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2010 is $11,500.

The additional "catch-up" elective deferral for 2010 is up to $5,500 and can be made by any employees who are at least age 50 at any time during 2010. For a SIMPLE 401(k), the "catch-up" elective deferral is $2,500 for 2010.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are not treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the Master Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.


Under any type of plan, an employer must disregard compensation in excess of $245,000 in 2010 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2010, "key employee" means (a) an officer of the practice with earnings of more than $160,000 or (b) an owner of more than 5% of the practice, or (c) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions generally do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2010 may not exceed the lesser of (a) $49,000 or (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.

Each participant's account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the investment options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions, SIMPLE employer, safe harbor non-elective, safe harbor matching and employer matching contributions. We will also account separately for any amounts rolled over or transferred from an IRA or eligible employer plan. Our records will also reflect each participant's percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.

The participant will receive confirmation of transactions (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant's account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plans to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to state income taxes.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Account Investment Management System ("AIMS") or accessing the Website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee, and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION FUND, WHICH IS INTENDED TO BE A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE UNDER DOL REGULATIONS. You may, of course, transfer to another investment option at any time.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. The Pension Protection Act of 2006 instructs the DOL that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE PLANS AND SECTION 404(C) OF ERISA. The Plans are participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor
(DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Plans intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Plans. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belong to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vest-


A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vest-ing schedule are forfeited. The normal retirement age is 65 under the Plans unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:


--------------------------------------------------------------------------------
                SCHEDULE A    SCHEDULE B     SCHEDULE C     SCHEDULE E
              ------------------------------------------------------------------
   YEARS OF      VESTED         VESTED         VESTED        VESTED
   SERVICE     PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE
--------------------------------------------------------------------------------
      1             0%             0%             0%            100%
      2           100             20              0             100
      3           100             40            100             100
      4           100             60            100             100
      5           100             80            100             100
      6           100            100            100             100
--------------------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule E.


All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year "graded vesting" schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.


DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no custodian for the shares of the Trusts owned by Separate Account No. 206.


The financial statements of each Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                              FINANCIAL STATEMENTS

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account No. 206 reflect applicable fees, charges and other expenses under the Program in effect during the periods covered and they also reflect the charges against the accounts made in accordance with the terms of all other contracts participating in the separate account.


SEPARATE ACCOUNT NO. 206:
  Report of Independent Registered Public Accounting Firm.................................   FSA-1
Separate Account No. 206..................................................................
  Statements of Assets and Liabilities, December 31, 2009.................................   FSA-2
  Statements of Operations Year Ended December 31, 2009...................................   FSA-9
  Statements of Changes in Net Assets Years Ended December 31, 2009 and 2008..............  FSA-16
  Notes to Financial Statements...........................................................  FSA-22
AXA EQUITABLE LIFE INSURANCE COMPANY:
  Reports of Independent Registered Public Accounting Firm................................     F-1
  Consolidated Balance Sheets, December 31, 2009 and 2008.................................     F-2
  Consolidated Statements of Earnings, Years Ended December 31, 2009, 2008 and 2007.......     F-3
  Consolidated Statements of Shareholder's Equity and Comprehensive Income, Years Ended        F-4
   December 31, 2009, 2008 and 2007.......................................................
  Consolidated Statements of Cash Flows, Years Ended December 31, 2009, 2008 and 2007.....     F-5
  Notes to Consolidated Financial Statements..............................................     F-6



                                                                           FSA-1

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of AXA Equitable Life
Insurance Company and the Contractowners of Separate Account No. 206 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 206, as listed in Note 1 to such financial statements at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York

April 19, 2010

                                     FSA-1

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

---------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2009
---------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE-     AXA MODERATE    AXA MODERATE-PLUS
                                                        ALLOCATION      PLUS ALLOCATION       ALLOCATION        ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 28,917,415      $ 34,119,072     $306,994,549         $ 73,946,080
Receivable for The Trusts shares sold...............         42,818                --          218,634               52,204
Receivable for policy-related transactions..........             --            39,714               --                   --
-------------------------------------------------------------------------------------------------------------------------------
Total assets........................................     28,960,233        34,158,786      307,213,183           73,998,284
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............             --            39,714               --                   --
Payable for policy-related transactions.............         42,818                --          218,634               52,204
-------------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         42,818            39,714          218,634               52,204
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $ 28,917,415      $ 34,119,072     $306,994,549         $ 73,946,080
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Accumulation Units..................................     28,917,415        34,119,072      306,994,549           73,946,080
 Total net assets...................................   $ 28,917,415      $ 34,119,072     $306,994,549         $ 73,946,080
===============================================================================================================================
Investments in shares of The Trusts, at cost........   $ 34,655,254      $ 39,225,338     $379,264,467         $ 93,820,298
The Trusts shares held
 Class A............................................      3,141,742         3,682,204       23,987,020            7,627,141
 UNITS OUTSTANDING (000'S):
 MRP................................................          3,502             3,652           33,845                8,479
 UNIT VALUE:
 MRP................................................   $       8.26      $       9.34     $       9.07         $       8.72

The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
 DECEMBER 31, 2009
-------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                      EQ/ALLIANCEBERNSTEIN                       EQ/DAVIS
                                                            SMALL CAP         EQ/CORE BOND       NEW YORK         EQ/EQUITY
                                                             GROWTH               INDEX           VENTURE         500 INDEX
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................      $ 25,999,868        $ 29,193,419     $ 13,000,422     $ 69,816,930
Receivable for The Trusts shares sold...............                --             190,167           23,812           34,489
Receivable for policy-related transactions..........             4,057                  --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total assets........................................        26,003,925          29,383,586       13,024,234       69,851,419
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............             4,057                  --               --               --
Payable for policy-related transactions.............                --             190,167           23,812           34,489
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities...................................             4,057             190,167           23,812           34,489
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................      $ 25,999,868        $ 29,193,419     $ 13,000,422     $ 69,816,930
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Accumulation Units..................................        25,999,868          29,193,419       13,000,422       69,816,930
Total net assets....................................      $ 25,999,868        $ 29,193,419     $ 13,000,422     $ 69,816,930
=============================================================================================================================
Investments in shares of The Trusts, at cost........      $ 28,677,772        $ 31,490,932     $ 14,237,235     $ 78,714,054
The Trusts shares held
 Class A............................................         2,108,703           3,110,307        1,481,092        3,592,062
 UNITS OUTSTANDING (000'S):
 MRP................................................             3,035               3,033            1,533            8,309
 UNIT VALUE:
 MRP................................................      $       8.57        $       9.63     $       8.48     $       8.40

The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
 DECEMBER 31, 2009
-------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                         EQ/GAMCO        EQ/GLOBAL
                                                      SMALL COMPANY    MULTI-SECTOR    EQ/INTERNATIONAL   EQ/JPMORGAN VALUE
                                                          VALUE           EQUITY           CORE PLUS        OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value.............................................. $20,977,717       $ 33,875,166      $ 39,034,453       $ 19,272,499
Receivable for The Trusts shares sold...............     206,795             33,683            75,425             80,052
Receivable for policy-related transactions..........         --                  --                --                 --
---------------------------------------------------------------------------------------------------------------------------
Total assets........................................  21,184,512         33,908,849        39,109,878         19,352,551
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --                 --                --                 --
Payable for policy-related transactions.............     206,795             33,683            75,425             80,052
---------------------------------------------------------------------------------------------------------------------------
Total liabilities...................................     206,795             33,683            75,425             80,052
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS.......................................... $20,977,717       $ 33,875,166      $ 39,034,453       $ 19,272,499
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Accumulation Units..................................  20,977,717         33,875,166        39,034,453         19,272,499
Total net assets.................................... $20,977,717       $ 33,875,166      $ 39,034,453       $ 19,272,499
===========================================================================================================================
Investments in shares of The Trusts, at cost........ $18,537,987       $ 43,461,810      $ 50,159,790       $ 21,712,615
The Trusts shares held
 Class A............................................     710,712          2,987,453         4,361,161          2,188,698
 UNITS OUTSTANDING (000'S):
 MRP................................................       2,025              4,801             5,192              2,237
 UNIT VALUE:
 MRP................................................ $     10.36       $       7.06      $       7.52       $       8.61

The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
 DECEMBER 31, 2009
-------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP     EQ/LARGE CAP      EQ/MID CAP       EQ/MID CAP
                                                        GROWTH PLUS      VALUE PLUS          INDEX         VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 34,947,639     $  8,812,375     $ 11,904,095     $ 8,314,674
Receivable for The Trusts shares sold...............        313,280           39,487            6,642          38,140
Receivable for policy-related transactions..........             --               --               --              --
-----------------------------------------------------------------------------------------------------------------------
Total assets........................................     35,260,919        8,851,862       11,910,737       8,352,814
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............             --               --               --              --
Payable for policy-related transactions.............        313,280           39,487            6,642          38,140
-----------------------------------------------------------------------------------------------------------------------
Total liabilities...................................        313,280           39,487            6,642          38,140
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $ 34,947,639     $  8,812,375     $ 11,904,095     $ 8,314,674
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Accumulation Units..................................     34,947,639        8,812,375       11,904,095       8,314,674
Total net assets....................................   $ 34,947,639     $  8,812,375     $ 11,904,095     $ 8,314,674
=======================================================================================================================
Investments in shares of The Trusts, at cost........   $ 35,851,566     $ 10,328,131     $ 14,480,019     $ 8,215,203
The Trusts shares held
 Class A............................................      2,337,019          963,397        1,765,295       1,003,292
 UNITS OUTSTANDING (000'S):
 MRP................................................          3,874            1,190            1,561             957
 UNIT VALUE:
 MRP................................................   $       9.02     $       7.40     $       7.63     $      8.69

The accompanying notes are an integral part of these financial statements.

                                     FSA-5

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
 DECEMBER 31, 2009
-------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                      EQ/SMALL COMPANY   EQ/T. ROWE PRICE    EQ/TEMPLETON   EQ/VAN KAMPEN
                                                            INDEX          GROWTH STOCK     GLOBAL EQUITY   MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 13,522,569       $ 33,364,575      $29,167,630     $27,003,886
Receivable for The Trusts shares sold...............          18,806             23,522           21,936           3,510
Receivable for policy-related transactions..........              --                 --               --              --
---------------------------------------------------------------------------------------------------------------------------
Total assets........................................      13,541,375         33,388,097       29,189,566      27,007,396
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............              --                 --               --              --
Payable for policy-related transactions.............          18,806             23,522           21,936           3,510
---------------------------------------------------------------------------------------------------------------------------
Total liabilities...................................          18,806             23,522           21,936           3,510
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 13,522,569       $ 33,364,575      $29,167,630     $27,003,886
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Accumulation Units..................................      13,522,569         33,364,575       29,167,630      27,003,886
Total net assets....................................    $ 13,522,569       $ 33,364,575      $29,167,630     $27,003,886
===========================================================================================================================
Investments in shares of The Trusts, at cost........    $ 15,080,117       $ 33,851,672      $33,488,031     $27,136,041
The Trusts shares held
 Class A............................................       1,603,982          1,876,977        3,596,415       2,064,756
 UNITS OUTSTANDING (000'S):
 MRP................................................           1,520              3,692            3,451           2,983
 UNIT VALUE:
 MRP................................................    $       8.90       $       9.04      $      8.45     $      9.05

The accompanying notes are an integral part of these financial statements.

                                     FSA-6

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
 DECEMBER 31, 2009
-------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                       MULTIMANAGER
                                                       MULTI-SECTOR      TARGET 2015      TARGET 2025      TARGET 2035
                                                           BOND          ALLOCATION       ALLOCATION       ALLOCATION
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 11,521,255     $ 42,218,644     $ 43,237,349     $ 14,219,590
Receivable for The Trusts shares sold...............         76,237           58,749           40,999           25,828
Receivable for policy-related transactions..........             --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total assets........................................     11,597,492       42,277,393       43,278,348       14,245,418
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............             --               --               --               --
Payable for policy-related transactions.............         76,237           58,749           40,999           25,828
------------------------------------------------------------------------------------------------------------------------
Total liabilities...................................         76,237           58,749           40,999           25,828
------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $ 11,521,255     $ 42,218,644     $ 43,237,349     $ 14,219,590
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Accumulation Units..................................     11,521,255       42,218,644       43,237,349       14,219,590
Total net assets....................................   $ 11,521,255     $ 42,218,644     $ 43,237,349     $ 14,219,590
========================================================================================================================
Investments in shares of The Trusts, at cost........   $ 14,017,226     $ 49,349,264     $ 51,423,582     $ 16,293,783
The Trusts shares held
 Class A............................................      3,079,728        5,085,354        5,353,749        1,783,646
 UNITS OUTSTANDING (000'S):
 MRP................................................          1,359            4,834            5,124            1,723
 UNIT VALUE:
 MRP................................................   $       8.48     $       8.73     $       8.44     $       8.25

The accompanying notes are an integral part of these financial statements.

                                     FSA-7

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
 DECEMBER 31, 2009
-------------------------------------------------


--------------------------------------------------------------------
                                                       TARGET 2045
                                                        ALLOCATION
--------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $ 3,958,485
Receivable for The Trusts shares sold...............         1,003
Receivable for policy-related transactions..........            --
------------------------------------------------------------------
Total assets........................................     3,959,488
------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............         1,003
------------------------------------------------------------------
Total liabilities...................................         1,003
------------------------------------------------------------------
NET ASSETS..........................................   $ 3,958,485
------------------------------------------------------------------
NET ASSETS:
Accumulation Units..................................     3,958,485
Total net assets....................................   $ 3,958,485
==================================================================
Investments in shares of The Trusts, at cost........   $ 4,287,271
The Trusts shares held
 Class A............................................       519,724
 UNITS OUTSTANDING (000'S):
 MRP................................................           495
 UNIT VALUE:
 MRP................................................   $      8.01

The accompanying notes are an integral part of these financial statements.

                                     FSA-8

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
 DECEMBER 31, 2009
-------------------------------------------------


                                                CONTRACT CHARGES   SHARE CLASS   UNIT VALUE   UNITS OUTSTANDING (000'S)
                                               ------------------ ------------- ------------ ---------------------------
AXA AGGRESSIVE ALLOCATION...................           0.59            A          $  8.26                3,502
AXA CONSERVATIVE-PLUS ALLOCATION............           0.59            A          $  9.34                3,652
AXA MODERATE ALLOCATION.....................           0.59            A          $  9.07               33,845
AXA MODERATE-PLUS ALLOCATION................           0.59            A          $  8.72                8,479
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......           0.59            A          $  8.57                3,035
EQ/CORE BOND INDEX..........................           0.59            A          $  9.63                3,033
EQ/DAVIS NEW YORK VENTURE...................           0.59            A          $  8.48                1,533
EQ/EQUITY 500 INDEX.........................           0.59            A          $  8.40                8,309
EQ/GAMCO SMALL COMPANY VALUE................           0.59            A          $ 10.36                2,025
EQ/GLOBAL MULTI-SECTOR EQUITY...............           0.59            A          $  7.06                4,801
EQ/INTERNATIONAL CORE PLUS..................           0.59            A          $  7.52                5,192
EQ/JPMORGAN VALUE OPPORTUNITIES.............           0.59            A          $  8.61                2,237
EQ/LARGE CAP GROWTH PLUS....................           0.59            A          $  9.02                3,874
EQ/LARGE CAP VALUE PLUS.....................           0.59            A          $  7.40                1,190
EQ/MID CAP INDEX............................           0.59            A          $  7.63                1,561
EQ/MID CAP VALUE PLUS.......................           0.59            A          $  8.69                  957
EQ/SMALL COMPANY INDEX......................           0.59            A          $  8.90                1,520
EQ/T. ROWE PRICE GROWTH STOCK...............           0.59            A          $  9.04                3,692
EQ/TEMPLETON GLOBAL EQUITY..................           0.59            A          $  8.45                3,451
EQ/VAN KAMPEN MID CAP GROWTH................           0.59            A          $  9.05                2,983
MULTIMANAGER MULTI-SECTOR BOND..............           0.59            A          $  8.48                1,359
TARGET 2015 ALLOCATION......................           0.59            A          $  8.73                4,834
TARGET 2025 ALLOCATION......................           0.59            A          $  8.44                5,124
TARGET 2035 ALLOCATION......................           0.59            A          $  8.25                1,723
TARGET 2045 ALLOCATION......................           0.59            A          $  8.01                  495

The accompanying notes are an integral part of these financial statements.

                                     FSA-9

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

------------------------------
 STATEMENTS OF OPERATIONS
 YEAR ENDED DECEMBER 31, 2009
------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                       AXA AGGRESSIVE   AXA CONSERVATIVE-    AXA MODERATE    AXA MODERATE-PLUS
                                                         ALLOCATION      PLUS ALLOCATION      ALLOCATION        ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $    319,254      $    665,786     $ 4,636,865         $  1,074,067
-------------------------------------------------------------------------------------------------------------------------------
 Expenses:
   Asset-based charges...............................        138,103           171,045       1,613,221              373,285
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................        181,151           494,741       3,023,644              700,782
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............     (3,973,431)       (1,480,548)    (12,226,280)          (3,782,126)
   Realized gain distribution from The Trusts........      2,990,992         1,851,543      19,073,473            5,993,260
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................       (982,439)          370,995       6,847,193            2,211,134
-------------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................      6,959,047         3,192,937      34,394,969           10,356,182
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      5,976,608         3,563,932      41,242,162           12,567,316
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $  6,157,759      $  4,058,673     $44,265,806         $ 13,268,098
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-10

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------
 STATEMENTS OF OPERATIONS (CONTINUED)
 YEAR ENDED DECEMBER 31, 2009
-------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                       EQ/ALLIANCEBERNSTEIN                    EQ/DAVIS
                                                             SMALL CAP        EQ/CORE BOND     NEW YORK      EQ/EQUITY
                                                              GROWTH              INDEX        VENTURE       500 INDEX
------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................      $     37,562        $  760,809    $  215,243   $ 1,339,082
------------------------------------------------------------------------------------------------------------------------
 Expenses:
   Asset-based charges...............................           120,597           157,800        60,000       333,901
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................           (83,035)          603,009       155,243     1,005,181
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............        (1,805,295)         (543,221)     (780,426)   (4,977,351)
   Realized gain distribution from The Trusts........                --                --            --       167,834
------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................        (1,805,295)         (543,221)     (780,426)   (4,809,517)
------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................         8,597,682           605,499     3,732,255    17,913,829
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................         6,792,387            62,278     2,951,829    13,104,312
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................      $  6,709,352        $  665,287    $3,107,072   $14,109,493
========================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-11

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------
 STATEMENTS OF OPERATIONS (CONTINUED)
 YEAR ENDED DECEMBER 31, 2009
--------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                          EQ/GAMCO       EQ/GLOBAL
                                                       SMALL COMPANY   MULTI-SECTOR   EQ/INTERNATIONAL       EQ/JPMORGAN
                                                           VALUE          EQUITY          CORE PLUS     VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $  123,033    $   437,991       $  1,109,582         $  290,904
----------------------------------------------------------------------------------------------------------------------------
 Expenses:
   Asset-based charges...............................       86,811        146,539            182,601             89,895
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       36,222        291,452            926,981            201,009
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............     (934,669)    (2,847,749)        (2,808,935)          (953,986)
   Realized gain distribution from The Trusts........           --             --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................     (934,669)    (2,847,749)        (2,808,935)          (953,986)
----------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................    6,336,732     12,722,656         11,715,556          5,376,869
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................    5,402,063      9,874,907          8,906,621          4,422,883
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $5,438,285    $10,166,359       $  9,833,602         $4,623,892
============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-12

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------
 STATEMENTS OF OPERATIONS (CONTINUED)
 YEAR ENDED DECEMBER 31, 2009
--------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP   EQ/LARGE CAP     EQ/MID CAP     EQ/MID CAP
                                                        GROWTH PLUS    VALUE PLUS        INDEX        VALUE PLUS
------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts......................... $  477,450     $  195,106      $    139,046   $  96,116
------------------------------------------------------------------------------------------------------------------
 Expenses:
   Asset-based charges...............................    173,480         44,878            56,860      25,874
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................    303,970        150,228            82,186      70,242
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON  INVESTMENTS:
   Realized gain (loss) on investments............... (3,460,525)    (1,622,318)       (1,399,606)   (708,975)
   Realized gain distribution from The Trusts........         --             --                --          --
------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................ (3,460,525)    (1,622,318)       (1,399,606)   (708,975)
------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments.................................... 12,252,082      3,011,644         4,552,571   1,307,882
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................  8,791,557      1,389,326         3,152,965     598,907
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................... $9,095,527     $1,539,554      $  3,235,151   $ 669,149
==================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-13

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------
 STATEMENTS OF OPERATIONS (CONTINUED)
 YEAR ENDED DECEMBER 31, 2009
--------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                          EQ/VAN KAMPEN
                                                          EQ/SMALL     EQ/T. ROWE PRICE    EQ/TEMPLETON      MID CAP
                                                       COMPANY INDEX     GROWTH STOCK     GLOBAL EQUITY      GROWTH
----------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................  $    188,240      $     14,903     $    457,641   $       --
----------------------------------------------------------------------------------------------------------------------------
 Expenses:
   Asset-based charges...............................        64,974           149,554          140,276      114,481
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................       123,266          (134,651)         317,365     (114,481)
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............    (1,279,554)       (1,445,955)      (1,905,754)  (1,662,171)
   Realized gain distribution from The Trusts........            --                --               --           --
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................    (1,279,554)       (1,445,955)      (1,905,754)  (1,662,171)
----------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................     3,965,781        11,005,453        8,245,093   10,689,634
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................     2,686,227         9,559,498        6,339,339    9,027,463
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................  $  2,809,493      $  9,424,847     $  6,656,704   $8,912,982
============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-14

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------
 STATEMENTS OF OPERATIONS (CONTINUED)
 YEAR ENDED DECEMBER 31, 2009
--------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                       MULTIMANAGER
                                                       MULTI-SECTOR    TARGET 2015     TARGET 2025     TARGET 2035
                                                           BOND         ALLOCATION      ALLOCATION     ALLOCATION
-------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts.........................   $  534,768    $  1,614,306    $  1,617,793     $  516,006
-------------------------------------------------------------------------------------------------------------------
 Expenses:
   Asset-based charges...............................       60,626         207,148         205,401         67,233
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................      474,142       1,407,158       1,412,392        448,773
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............     (945,939)     (1,355,404)     (1,398,243)      (587,990)
   Realized gain distribution from The Trusts........           --          67,832          92,972         43,384
-------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)............................     (945,939)     (1,287,572)     (1,305,271)      (544,606)
-------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments....................................    1,412,961       6,841,058       7,810,252      3,052,111
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................      467,022       5,553,486       6,504,981      2,507,505
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.....................................   $  941,164    $  6,960,644    $  7,917,373     $2,956,278
===================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-15

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------
 STATEMENTS OF OPERATIONS (CONCLUDED)
 YEAR ENDED DECEMBER 31, 2009
--------------------------------------


-------------------------------------------------------------------
                                                       TARGET 2045
                                                       ALLOCATION
-------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts......................... $ 143,833
-------------------------------------------------------------------
 Expenses:
   Asset-based charges...............................    19,386
-------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................   124,447
-------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments...............  (470,425)
   Realized gain distribution from The Trusts........    17,018
-------------------------------------------------------------------
 Net realized gain (loss)............................  (453,407)
-------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments.................................... 1,278,014
-------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.........................................   824,607
-------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................... $ 949,054
===================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-16

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                          AXA AGGRESSIVE               AXA CONSERVATIVE-PLUS
                                                            ALLOCATION                      ALLOCATION
                                                 -------------------------------- -----------------------------
                                                      2009           2008*             2009           2008*
                                                  ------------    -----------      ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   181,151     $   435,568      $   494,741     $ 1,176,398
 Net realized gain (loss) on investments........    (982,439)        881,833          370,995         (10,821)
 Change in unrealized appreciation
   (depreciation) of investments................   6,959,047     (12,696,885)       3,192,937      (8,299,203)
---------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   6,157,759     (11,379,484)       4,058,673      (7,133,626)
---------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   8,893,405      34,893,570        4,688,257      38,278,925
   Transfers between funds including
    guaranteed interest account, net............  (4,874,348)     (1,415,148)      (2,158,690)       (843,351)
   Transfers for contract benefits and
    terminations................................  (1,968,671)     (1,323,557)      (1,402,854)     (1,299,821)
   Contract maintenance charges.................      (7,863)        (58,248)          (3,551)        (64,890)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   2,042,523      32,096,617        1,123,162      36,070,863
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   8,200,282      20,717,133        5,181,835      28,937,237
NET ASSETS--BEGINNING OF PERIOD.................  20,717,133              --       28,937,237              --
---------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $28,917,415     $20,717,133      $34,119,072     $28,937,237
===============================================================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           3,052               --           3,536
 Issued.........................................       1,261             504              714             518
 Redeemed.......................................        (939)           (376)            (592)           (524)
---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................         322           3,180              122           3,530
===============================================================================================================


-------------------------------------------------------------------------------
                                                            AXA MODERATE
                                                             ALLOCATION
                                                 ------------------------------
                                                      2009            2008*
                                                  -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  3,023,644     $ 12,218,260
 Net realized gain (loss) on investments........    6,847,193        4,395,538
 Change in unrealized appreciation
   (depreciation) of investments................   34,394,969     (106,664,887)
-------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   44,265,806      (90,051,089)
-------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   35,805,815      485,089,418
   Transfers between funds including
    guaranteed interest account, net............  (22,356,723)     (80,663,443)
   Transfers for contract benefits and
    terminations................................  (26,785,504)     (37,486,431)
   Contract maintenance charges.................      (80,114)        (743,186)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................  (13,416,526)     366,196,358
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   30,849,280      276,145,269
NET ASSETS--BEGINNING OF PERIOD.................  276,145,269               --
-------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $306,994,549     $276,145,269
===============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................           --           45,167
 Issued.........................................        2,194              898
 Redeemed.......................................       (3,834)         (10,580)
-------------------------------------------------------------------------------
 Net Increase (Decrease)........................       (1,640)          35,485
===============================================================================

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-17

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
 FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------


------------------------------------------------------------------------------
                                                        AXA MODERATE-PLUS
                                                            ALLOCATION
                                                 -----------------------------
                                                      2009           2008*
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   700,782     $ 1,781,344
 Net realized gain (loss) on investments........   2,211,134       1,818,479
 Change in unrealized appreciation
   (depreciation) of investments................  10,356,182     (30,230,401)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................  13,268,098     (26,630,578)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   8,797,552      95,230,851
   Transfers between funds including
    guaranteed interest account, net............  (6,492,770)     (1,123,910)
   Transfers for contract benefits and
    terminations................................  (3,122,536)     (5,816,099)
   Contract maintenance charges.................      (5,808)       (158,720)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (823,562)     88,132,122
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  12,444,536      61,501,544
NET ASSETS--BEGINNING OF PERIOD.................  61,501,544              --
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $73,946,080     $61,501,544
==============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           8,779
 Issued.........................................         953             866
 Redeemed.......................................      (1,037)         (1,083)
------------------------------------------------------------------------------
 Net Increase (Decrease)........................         (84)          8,562
==============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       EQ/ALLIANCEBERNSTEIN
                                                         SMALL CAP GROWTH               EQ/CORE BOND INDEX
                                                 -------------------------------- ----------------------------
                                                      2009           2008*             2009           2008*
                                                  ------------    -----------      ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   (83,035)    $   (22,414)     $   603,009     $ 1,285,649
 Net realized gain (loss) on investments........  (1,805,295)       (819,720)        (543,221)       (141,922)
 Change in unrealized appreciation
   (depreciation) of investments................   8,597,682     (11,275,587)         605,499      (2,903,013)
--------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   6,709,352     (12,117,721)         665,287      (1,759,286)
--------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   5,007,626      33,343,327        5,119,595      28,879,827
   Transfers between funds including
    guaranteed interest account, net............  (2,706,224)     (1,777,191)         189,027          10,681
   Transfers for contract benefits and
    terminations................................  (1,674,224)       (710,446)      (2,885,160)       (978,577)
   Contract maintenance charges.................     (12,118)        (62,513)            (767)        (47,208)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     615,060      30,793,177        2,422,695      27,864,723
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   7,324,412      18,675,456        3,087,982      26,105,437
NET ASSETS--BEGINNING OF PERIOD.................  18,675,456              --       26,105,437              --
--------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $25,999,868     $18,675,456      $29,193,419     $26,105,437
==============================================================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           2,886               --           2,668
 Issued.........................................         596             423              713             364
 Redeemed.......................................        (505)           (365)            (456)           (256)
--------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................          91           2,944              257           2,776
==============================================================================================================

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-18

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------


--------------------------------------------------------------------------------------------------------------

                                                            EQ/DAVIS
                                                        NEW YORK VENTURE               EQ/EQUITY 500 INDEX
                                                 ------------------------------- -----------------------------
                                                      2009          2008*             2009           2008*
                                                  ------------    ----------      ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   155,243    $   79,328      $ 1,005,181     $ 1,305,371
 Net realized gain (loss) on investments........     (780,426)     (367,541)      (4,809,517)       (692,990)
 Change in unrealized appreciation
   (depreciation) of investments................    3,732,255    (4,969,069)      17,913,829     (26,810,952)
--------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................    3,107,072    (5,257,282)      14,109,493     (26,198,571)
--------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    1,742,487    14,676,125       16,005,727      84,177,780
   Transfers between funds including
    guaranteed interest account, net............     (349,139)      444,190       (9,112,163)     (3,850,618)
   Transfers for contract benefits and
    terminations................................     (804,830)     (535,374)      (3,810,880)     (1,369,620)
   Contract maintenance charges.................         (120)      (22,707)          (4,630)       (129,588)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      588,398    14,562,234        3,078,054      78,827,954
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    3,695,470     9,304,952       17,187,547      52,629,383
NET ASSETS--BEGINNING OF PERIOD.................    9,304,952            --       52,629,383              --
--------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $13,000,422    $9,304,952      $69,816,930     $52,629,383
==============================================================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................           --         1,283               --           7,403
 Issued.........................................          323           340            1,810           1,039
 Redeemed.......................................         (240)         (173)          (1,363)           (580)
--------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................           83         1,450              447           7,862
==============================================================================================================


------------------------------------------------------------------------------
                                                         EQ/GAMCO SMALL
                                                          COMPANY VALUE
                                                 -----------------------------
                                                      2009           2008*
                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $    36,222     $    91,005
 Net realized gain (loss) on investments........    (934,669)       (221,842)
 Change in unrealized appreciation
   (depreciation) of investments................   6,336,732      (3,897,001)
------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   5,438,285      (4,027,838)
------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   7,017,994      16,687,435
   Transfers between funds including
    guaranteed interest account, net............  (1,600,572)       (987,436)
   Transfers for contract benefits and
    terminations................................  (1,039,299)       (486,203)
   Contract maintenance charges.................        (180)        (24,469)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   4,377,943      15,189,327
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   9,816,228      11,161,489
NET ASSETS--BEGINNING OF PERIOD.................  11,161,489              --
------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $20,977,717     $11,161,489
==============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           1,338
 Issued.........................................         981             476
 Redeemed.......................................        (474)           (296)
------------------------------------------------------------------------------
 Net Increase (Decrease)........................         507           1,518
==============================================================================

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-19

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------


-----------------------------------------------------------------------------

                                                            EQ/GLOBAL
                                                       MULTI-SECTOR EQUITY
                                                 -----------------------------
                                                      2009           2008*
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   291,452     $    72,706
 Net realized gain (loss) on investments........  (2,847,749)       (672,122)
 Change in unrealized appreciation
   (depreciation) of investments................  12,722,656     (22,309,301)
-----------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................  10,166,359     (22,908,717)
-----------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   8,564,718      44,510,925
   Transfers between funds including
    guaranteed interest account, net............  (2,485,646)     (2,068,011)
   Transfers for contract benefits and
    terminations................................  (1,250,576)       (581,185)
   Contract maintenance charges.................      (3,696)        (69,005)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   4,824,800      41,792,724
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  14,991,159      18,884,007
NET ASSETS--BEGINNING OF PERIOD.................  18,884,007              --
-----------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $33,875,166     $18,884,007
=============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           3,777
 Issued.........................................       1,336             813
 Redeemed.......................................        (535)           (590)
-----------------------------------------------------------------------------
 Net Increase (Decrease)........................         801           4,000
=============================================================================


---------------------------------------------------------------------------------------------------------------
                                                         EQ/INTERNATIONAL                   EQ/JPMORGAN
                                                            CORE PLUS                   VALUE OPPORTUNITIES
                                                 -------------------------------- -----------------------------
                                                      2009           2008*             2009           2008*
                                                  ------------    -----------      ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   926,981     $   663,238      $   201,009     $   386,412
 Net realized gain (loss) on investments........  (2,808,935)     (1,051,510)        (953,986)       (151,610)
 Change in unrealized appreciation
   (depreciation) of investments................  11,715,556     (22,840,893)       5,376,869      (7,816,984)
---------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   9,833,602     (23,229,165)       4,623,892      (7,582,182)
---------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   6,332,547      53,937,657        2,880,478      22,217,792
   Transfers between funds including
    guaranteed interest account, net............  (2,756,371)     (2,148,343)      (1,138,635)        (26,486)
   Transfers for contract benefits and
    terminations................................  (2,217,356)       (616,239)      (1,139,288)       (529,089)
   Contract maintenance charges.................      (9,556)        (92,323)            (120)        (33,863)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   1,349,264      51,080,752          602,435      21,628,354
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  11,182,866      27,851,587        5,226,327      14,046,172
NET ASSETS--BEGINNING OF PERIOD.................  27,851,587              --       14,046,172              --
---------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $39,034,453     $27,851,587      $19,272,499     $14,046,172
===============================================================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           4,857               --           2,006
 Issued.........................................         792             674              355             273
 Redeemed.......................................        (595)           (536)            (267)           (130)
---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................         197           4,995               88           2,149
===============================================================================================================

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-20

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------


-----------------------------------------------------------------------------
                                                           EQ/LARGE CAP
                                                           GROWTH PLUS
                                                 ----------------------------
                                                      2009           2008*
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   303,970     $    73,549
 Net realized gain (loss) on investments........  (3,460,525)     (1,057,827)
 Change in unrealized appreciation
   (depreciation) of investments................  12,252,082     (13,156,010)
-----------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   9,095,527     (14,140,288)
-----------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   9,985,373      45,908,882
   Transfers between funds including
    guaranteed interest account, net............  (9,493,690)     (2,838,422)
   Transfers for contract benefits and
    terminations................................  (1,872,027)     (1,624,085)
   Contract maintenance charges.................      (1,906)        (71,725)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................  (1,382,250)     41,374,650
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   7,713,277      27,234,362
NET ASSETS--BEGINNING OF PERIOD.................  27,234,362              --
-----------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $34,947,639     $27,234,362
=============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           3,985
 Issued.........................................       1,201             539
 Redeemed.......................................      (1,344)           (507)
-----------------------------------------------------------------------------
 Net Increase (Decrease)........................        (143)          4,017
=============================================================================


--------------------------------------------------------------------------------------------------------------
                                                           EQ/LARGE CAP
                                                            VALUE PLUS                    EQ/MID CAP INDEX
                                                 --------------------------------- ---------------------------
                                                 2009                 2008*             2009          2008*
                                                 ----------         ----------      ------------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $    150,228    $  326,742      $    82,186     $  130,837
 Net realized gain (loss) on investments........     (1,622,318)     (592,479)      (1,399,606)      (297,799)
 Change in unrealized appreciation
   (depreciation) of investments................      3,011,644    (4,527,400)       4,552,571     (7,128,495)
--------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      1,539,554    (4,793,137)       3,235,151     (7,295,457)
--------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      2,243,066    13,236,782        2,336,196     16,687,904
   Transfers between funds including
    guaranteed interest account, net............     (1,581,491)     (690,043)      (1,549,059)      (424,295)
   Transfers for contract benefits and
    terminations................................       (772,489)     (348,791)        (823,408)      (235,770)
   Contract maintenance charges.................         (1,526)      (19,550)            (398)       (26,769)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................       (112,440)   12,178,398          (36,669)    16,001,070
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      1,427,114     7,385,261        3,198,482      8,705,613
NET ASSETS--BEGINNING OF PERIOD.................      7,385,261            --        8,705,613             --
--------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $  8,812,375    $7,385,261      $11,904,095     $8,705,613
==============================================================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................             --         1,098               --          1,474
 Issued.........................................            362           305              336            204
 Redeemed.......................................           (366)         (208)            (324)          (130)
--------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................               (4)      1,195               12          1,548
==============================================================================================================

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-21

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                           EQ/MID CAP                      EQ/SMALL
                                                          VALUE PLUS**                   COMPANY INDEX
                                                 ------------------------------ ----------------------------
                                                     2009          2008*             2009           2008*
                                                  -----------    ----------      ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   70,242    $      61,031  $   123,266     $   129,534
 Net realized gain (loss) on investments........     (708,975)        (392,152)  (1,279,554)        974,433
 Change in unrealized appreciation
   (depreciation) of investments................    1,307,882       (1,208,411)   3,965,781      (5,523,329)
------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      669,149       (1,539,532)   2,809,493      (4,419,362)
------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    1,592,271        5,349,574    2,590,948      14,853,908
   Transfers between funds including
    guaranteed interest account, net............    3,620,358         (736,010)  (1,438,005)        347,791
   Transfers for contract benefits and
    terminations................................     (417,822)        (216,139)  (1,028,315)       (169,048)
   Contract maintenance charges.................          (17)          (7,158)        (113)        (24,728)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    4,794,790        4,390,267      124,515      15,007,923
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    5,463,939        2,850,735    2,934,008      10,588,561
NET ASSETS--BEGINNING OF PERIOD.................    2,850,735               --   10,588,561              --
------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $8,314,674    $   2,850,735  $13,522,569     $10,588,561
============================================================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................           --              425           --           1,308
 Issued.........................................          742              141          330             284
 Redeemed.......................................         (228)            (123)        (305)            (98)
------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................          514              443           25           1,494
============================================================================================================


-----------------------------------------------------------------------------
                                                         EQ/T. ROWE PRICE
                                                           GROWTH STOCK
                                                 ----------------------------
                                                      2009           2008*
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  (134,651)    $   (27,143)
 Net realized gain (loss) on investments........  (1,445,955)     (1,789,487)
 Change in unrealized appreciation
   (depreciation) of investments................  11,005,453     (11,492,551)
-----------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   9,424,847     (13,309,181)
-----------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   6,223,786      39,410,123
   Transfers between funds including
    guaranteed interest account, net............  (1,928,220)     (4,383,633)
   Transfers for contract benefits and
    terminations................................  (1,646,158)       (382,429)
   Contract maintenance charges.................      (1,494)        (43,066)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   2,647,914      34,600,995
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  12,072,761      21,291,814
NET ASSETS--BEGINNING OF PERIOD.................  21,291,814              --
-----------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $33,364,575     $21,291,814
=============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           3,226
 Issued.........................................         794             954
 Redeemed.......................................        (454)           (829)
-----------------------------------------------------------------------------
 Net Increase (Decrease)........................         340           3,351
=============================================================================

*  Units were made available for sale on May 1, 2008
** EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.


The accompanying notes are an integral part of these financial statements.

                                     FSA-22

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------


-------------------------------------------------------------------------------
                                                           EQ/TEMPLETON
                                                          GLOBAL EQUITY
                                                 ----------------------------
                                                      2009           2008*
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   317,365     $   533,318
 Net realized gain (loss) on investments........  (1,905,754)       (900,991)
 Change in unrealized appreciation
   (depreciation) of investments................   8,245,093     (12,565,493)
-----------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   6,656,704     (12,933,166)
-----------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   5,036,200      38,498,834
   Transfers between funds including
    guaranteed interest account, net............  (3,336,269)     (2,146,300)
   Transfers for contract benefits and
    terminations................................  (1,369,039)     (1,180,626)
   Contract maintenance charges.................        (312)        (58,396)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     330,580      35,113,512
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   6,987,284      22,180,346
NET ASSETS--BEGINNING OF PERIOD.................  22,180,346              --
-----------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $29,167,630     $22,180,346
=============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           3,485
 Issued.........................................         575             365
 Redeemed.......................................        (525)           (450)
-----------------------------------------------------------------------------
 Net Increase (Decrease)........................          50           3,400
=============================================================================



-------------------------------------------------------------------------------------------------------------
                                                          EQ/VAN KAMPEN                    MULTIMANAGER
                                                          MID CAP GROWTH                 MULTI-SECTOR BOND
                                                 -------------------------------- ---------------------------
                                                      2009           2008*             2009          2008*
                                                  ------------    -----------      ------------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  (114,481)    $   (19,613)      $   474,142    $1,135,240
 Net realized gain (loss) on investments........  (1,662,171)     (1,279,258)         (945,939)     (288,924)
 Change in unrealized appreciation
   (depreciation) of investments................  10,689,634     (10,821,789)        1,412,961    (3,908,933)
-------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   8,912,982     (12,120,660)          941,164    (3,062,617)
-------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   7,299,253      29,210,680         2,552,058    13,542,068
   Transfers between funds including
    guaranteed interest account, net............  (2,824,907)     (1,856,276)         (579,110)      (84,617)
   Transfers for contract benefits and
    terminations................................  (1,182,911)       (390,560)         (840,417)     (925,222)
   Contract maintenance charges.................        (161)        (43,554)             (154)      (21,898)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   3,291,274      26,920,290         1,132,377    12,510,331
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  12,204,256      14,799,630         2,073,541     9,447,714
NET ASSETS--BEGINNING OF PERIOD.................  14,799,630              --         9,447,714            --
-------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $27,003,886     $14,799,630       $11,521,255    $9,447,714
=============================================================    ===========      ============    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           2,379                --         1,240
 Issued.........................................         930             553               396           191
 Redeemed.......................................        (505)           (374)             (253)         (214)
-------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................         425           2,558               143         1,217
=============================================================    ===========      ============    ==========

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-23

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------


-----------------------------------------------------------------------------
                                                           TARGET 2015
                                                            ALLOCATION
                                                 ----------------------------
                                                      2009           2008*
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $ 1,407,158     $ 1,307,850
 Net realized gain (loss) on investments........  (1,287,572)     (1,813,264)
 Change in unrealized appreciation
   (depreciation) of investments................   6,841,058     (13,971,679)
-----------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   6,960,644     (14,477,093)
-----------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   5,974,960      57,216,447
   Transfers between funds including
    guaranteed interest account, net............  (1,901,582)     (8,095,079)
   Transfers for contract benefits and
    terminations................................  (1,933,474)     (1,437,194)
   Contract maintenance charges.................      (2,153)        (86,832)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   2,137,751      47,597,342
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   9,098,395      33,120,249
NET ASSETS--BEGINNING OF PERIOD.................  33,120,249              --
-----------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $42,218,644     $33,120,249
=============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           5,146
 Issued.........................................         738             462
 Redeemed.......................................        (448)         (1,064)
-----------------------------------------------------------------------------
 Net Increase (Decrease)........................         290           4,544
=============================================================================



-------------------------------------------------------------------------------------------------------------
                                                           TARGET 2025                      TARGET 2035
                                                            ALLOCATION                      ALLOCATION
                                                 -------------------------------- ---------------------------
                                                      2009           2008*             2009          2008*
                                                  ------------    -----------      ------------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $ 1,412,392     $ 1,138,100       $   448,773    $  326,836
 Net realized gain (loss) on investments........  (1,305,271)       (805,577)         (544,606)     (344,832)
 Change in unrealized appreciation
   (depreciation) of investments................   7,810,252     (15,996,485)        3,052,111    (5,126,306)
-------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   7,917,373     (15,663,962)        2,956,278    (5,144,302)
-------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   6,904,052      52,827,711         3,025,057    16,039,769
   Transfers between funds including
    guaranteed interest account, net............  (1,670,992)     (3,045,492)         (713,714)     (986,911)
   Transfers for contract benefits and
    terminations................................  (1,778,493)     (2,166,874)         (717,836)     (210,816)
   Contract maintenance charges.................      (3,519)        (82,455)           (2,694)      (25,241)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   3,451,048      47,532,890         1,590,813    14,816,801
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............  11,368,421      31,868,928         4,547,091     9,672,499
NET ASSETS--BEGINNING OF PERIOD.................  31,868,928              --         9,672,499            --
-------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $43,237,349     $31,868,928       $14,219,590    $9,672,499
=============================================================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................          --           4,819                --         1,401
 Issued.........................................         860             442               442           225
 Redeemed.......................................        (372)           (625)             (183)         (161)
-------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease)........................         488           4,636               259         1,465
=============================================================================================================

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-24

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

-------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
 FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------


-------------------------------------------------------------------------------
                                                          TARGET 2045
                                                           ALLOCATION
                                                 ------------------------------
                                                       2009          2008*
                                                   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  124,447    $     79,675
 Net realized gain (loss) on investments........     (453,407)          9,405
 Change in unrealized appreciation
   (depreciation) of investments................    1,278,014      (1,606,799)
-------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      949,054      (1,517,719)
-------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........    1,217,405       4,278,304
   Transfers between funds including
    guaranteed interest account, net............     (246,274)        (35,164)
   Transfers for contract benefits and
    terminations................................     (624,148)        (54,699)
   Contract maintenance charges.................       (1,285)         (6,989)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      345,698       4,181,452
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    1,294,752       2,663,733
NET ASSETS--BEGINNING OF PERIOD.................    2,663,733              --
-------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $3,958,485    $  2,663,733
===============================================================================
CHANGES IN UNITS (000'S):
UNIT ACTIVITY 0.59 TO 1.00 CLASS A
 Initial Transferred in.........................           --             349
 Issued.........................................          205              95
 Redeemed.......................................         (134)            (20)
-------------------------------------------------------------------------------
 Net Increase (Decrease)........................           71             424
===============================================================================

* Units were made available for sale on May 1, 2008


The accompanying notes are an integral part of these financial statements.

                                     FSA-25

Separate Account No. 206 of AXA Equitable Life Insurance Company

---------------------------------
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2009
---------------------------------

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 206 ("the Account") was established under, and is maintained under New York Insurance Law. The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust and AXA Premier VIP Trust (collectively, the "Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a Portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

   AXA PREMIER VIP TRUST*
   ----------------------
     o  AXA Aggressive Allocation
     o  AXA Conservative-Plus Allocation
     o  AXA Moderate Allocation
     o  AXA Moderate-Plus Allocation
     o  Multimanager Multi-Sector Bond(1)
     o  Target 2015 Allocation
     o  Target 2025 Allocation
     o  Target 2035 Allocation
     o  Target 2045 Allocation

   EQ ADVISORS TRUST*
   ------------------
     o  EQ/AllianceBernstein Small Cap Growth
     o  EQ/Core Bond Index(2)
     o  EQ/Davis New York Venture
     o  EQ/Equity 500 Index
     o  EQ/GAMCO Small Company Value
     o  EQ/Global Multi-Sector Equity(3)
     o  EQ/International Core PLUS
     o  EQ/JPMorgan Value Opportunities
     o  EQ/Large Cap Growth PLUS
     o  EQ/Large Cap Value PLUS
     o  EQ/Mid Cap Index
     o  EQ/Mid Cap Value PLUS
     o  EQ/Small Company Index
     o  EQ/T. Rowe Price Growth Stock
     o  EQ/Templeton Global Equity(4)
     o  EQ/Van Kampen Mid Cap Growth

-----------
   (1) Formerly known as Multimanager High Yield
   (2) Formerly known as EQ/JPMorgan Core Bond
   (3) Formerly known as EQ/Van Kampen Emerging Markets Equity
   (4) Formerly known as EQ/Templeton Growth

   * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.

                                     FSA-26

Separate Account No. 206 of AXA Equitable Life Insurance Company

--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 DECEMBER 31, 2009
--------------------------------------------

2. Significant Accounting Policies (Continued)

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for a deferred group annuity Contract, issued by AXA Equitable, including the Members Retirement Plan, Volume Submitter Plan and individually designed plans (collectively the "ADA Program"). The ADA Program provides members of the American Dental Association and their eligible employees retirement savings accumulation, on a tax-deferred basis.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges and asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

   Each of the Variable Investment Options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the Variable Investment Options of the Account enter into Contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 4 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts, using the market or fair value of the underlying assets of the Portfolios less liabilities.


                                     FSA-27

SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 DECEMBER 31, 2009
--------------------------------------------

2. Significant Accounting Policies (Concluded)

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions, representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account, predominantly related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under the Plans (but exclude amounts allocated to the Money Market Guarantee Account of Separate Account No. 43 ("Separate Account No. 43") and the General Account, and the Guaranteed Rate Accounts ("GRAs") of AXA Equitable and Principal Life Insurance Company ("Principal")) reduced by applicable deductions, charges and state premium taxes. Transfers between Variable Investment Options are amounts that participants have directed to be moved among the Variable Investment Options. Contractowners may also make permitted transfers to and from the Money Market Guarantee Account, and transfers to the GRAs. The net assets of any variable investment option may not be less than the aggregate of the Contractowners accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditors rights.

   Transfers for Contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Plans and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges (which represent deferred contingent withdrawal charges) are included in transfers, benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax, based on net income or realized and unrealized capital gains, is currently applicable to the Plans participating in the Account, by reason of applicable provisions of the Internal Revenue Code, and no federal income tax payable by AXA Equitable is expected to affect the unit values of the Plans participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax, which is attributable to the Account, if the law is changed.


3. ADA Conversion

   Prior to May 1, 2008, the assets of the ADA Program were held in the Variable Investment Options of Separate Account Nos. 4, 191, 200 and 206 (the "Replaced Options"). Effective May 1, 2008, the ADA Program was replaced with a successor ADA Program, as described in Note 1 to the financial statements. As of May 1, 2008, all assets held by the former ADA Program in the Replaced Options were transferred to the Account by the successor ADA Program. These assets were allocated among the twenty six new Variable Investment Options constituting the Account. The new Variable Investment Options of the Account had no assets, liabilities, or operations prior to this transfer. Also, AXA Equitable transferred the remaining unallocated assets to AXA Moderate Allocation Variable Investment Option of the Account on May 1, 2008. The assets held under the former ADA Program in the Replaced Options, immediately prior to the transfer, were $1,304,100,902. The assets held under the successor ADA Program in the Variable Investment Options in the Account, immediately after the transfer, were $1,195,865,129.


                                     FSA-28

SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 DECEMBER 31, 2009
--------------------------------------------

4. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractowners of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009, the Account did not hold any investments with significant unobservable inputs (Level 3).


5. Purchases and Sales of Investments
   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

                                                 PURCHASES       SALES
                                              -------------- -------------
AXA Aggressive Allocation....................   11,911,389    6,696,722
AXA Conservative-Plus Allocation.............    8,595,407    5,125,960
AXA Moderate Allocation......................   40,972,113   32,291,522
AXA Moderate-Plus Allocation.................   14,134,686    8,264,207
EQ/AllianceBernstein Small Cap Growth........    4,107,635    3,575,611
EQ/Core Bond Index...........................    7,472,049    4,446,346
EQ/Davis New York Venture....................    2,493,552    1,749,913
EQ/Equity 500 Index..........................   14,019,519    9,768,449
EQ/GAMCO Small Company Value.................    8,568,447    4,154,282
EQ/Global Multi-Sector Equity................    8,306,358    3,190,107
EQ/International Core PLUS...................    5,995,189    3,718,944
EQ/JPMorgan Value Opportunities..............    2,833,936    2,030,492
EQ/Large Cap Growth PLUS.....................    9,439,613   10,517,894
EQ/Large Cap Value PLUS......................    2,395,637    2,357,848
EQ/Mid Cap Index.............................    2,164,515    2,118,998
EQ/Mid Cap Value PLUS........................    6,610,983    1,745,951
EQ/Small Company Index.......................    2,543,101    2,295,320
EQ/T. Rowe Price Growth Stock................    5,921,600    3,408,339
EQ/Templeton Global Equity...................    4,429,094    3,781,148
EQ/Van Kampen Mid Cap Growth.................    6,939,073    3,762,281
Multimanager Multi-Sector Bond...............    3,807,320    2,200,802
Target 2015 Allocation.......................    7,310,696    3,697,955
Target 2025 Allocation.......................    7,816,988    2,860,576
Target 2035 Allocation.......................    3,552,870    1,469,902
Target 2045 Allocation.......................    1,478,226      991,062

                                     FSA-29

SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 DECEMBER 31, 2009
--------------------------------------------

5. Purchases and Sales of Investments (Concluded)

                                        PURCHASES     SALES
                                       ----------- ----------
EQ/Small Company Index................ 6,610,983   1,745,951
EQ/T. Rowe Price Growth Stock......... 2,543,101   2,295,320
EQ/Templeton Global Equity............ 5,921,600   3,408,339
EQ/Global Multi-Sector Equity......... 4,429,094   3,781,148
EQ/Van Kampen Mid Cap Growth.......... 6,939,073   3,762,281
Multimanager Multi-Sector Bond........ 3,807,320   2,200,802
Target 2015 Allocation................ 7,310,696   3,697,955
Target 2025 Allocation................ 7,816,988   2,860,576
Target 2035 Allocation................ 3,552,870   1,469,902
Target 2045 Allocation................ 1,478,226     991,062

6. Expenses and Related Party Transactions

   The assets of each Variable Investment Option of the Account are invested in Class A shares of a corresponding mutual fund Portfolio of The Trusts. Class A shares are not subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trusts. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of Class B shares. Under arrangement approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. Both classes of shares are subject to fees for investment management and advisory services, and other Trust expenses. These fees are reflected in the net asset values of the shares.

   AXA Equitable and its affiliates serves as investment manager of the Portfolios of The Trusts. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts, and are responsible for retaining or discontinuing the services of those advisors, or are directly managing the Portfolios. Fees generally vary, depending on net asset levels of individual Portfolios, and range, for The Trusts, from a low of 0.18% to a high of 1.06% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as investment advisor for a number of Portfolios in The Trusts, including EQ/AllianceBernstein Small Cap Growth, EQ/AllianceBernstein Value, EQ/Equity 500 Index and EQ/Small Company Index. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Equitable is the distributor of the MRP Group Annuity Contract. While AXA Equitable does not receive any commissions based upon the units outstanding in the Account, AXA Equitable employees receive incentive compensation, based upon sales and first year contribution amounts, for performing marketing and service functions for the MRP Group Annuity Contract.


                                     FSA-30

SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY


--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 DECEMBER 31, 2009
--------------------------------------------

7. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractowners of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

--------------------------------------------------------------------------------
 SEPTEMBER 11, 2009       REMOVED PORTFOLIO               SURVIVING PORTFOLIO
--------------------------------------------------------------------------------
                          EQ/LORD ABBETT MID CAP VALUE    EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------
Shares -- Class A                     524,060                     996,771
Value -- Class A                 $       7.92                $       7.83
Net Assets Before Merger         $  4,149,652                $  3,658,084
Net Assets After Merger          $         --                $  7,807,736


8. Contractowner Charges

   The following table outlines charges and expenses that result in deductions from the assets in the MRP Trusts and Plans, or liquidations of fund value. Charges and expenses based on the value of assets in the MRP Trusts and Plans generally reduce the unit values of the Portfolios, or rates credited to the guaranteed options. Other MRP Trust and Plan expenses reduce the number of units in the Portfolios, or dollars in the guaranteed options. Generally, charges and expenses that reduce account values, or units held in the Portfolios, reimburse AXA Equitable for the cost of maintaining and administering the MRP Trusts and Plans and Portfolios.


-----------------------------------------------------------------------------------------------------------------
 CHARGES                   WHEN CHARGE IS          AMOUNT DEDUCTED                    HOW DEDUCTED
                           DEDUCTED
-----------------------------------------------------------------------------------------------------------------
 Program expense charge    Daily                   12 month period                    Deducted from the net
                                                   beginning May 1,                   unit value based on the
                                                   2009--0.59% (maximum               value of assets in the
                                                   1.00%) Prior to May 1,             Plan Trusts
                                                   2009--0.52% (maximum
                                                   1.00%)
-----------------------------------------------------------------------------------------------------------------
 Record maintenance and    Quarterly               Members Retirement                 Unit liquidation of fund
 report fee                                        Plan and Volume                    value or dollar
                                                   Submitter Plan--$3                 liquidation in the
                                                   Investment Only--$1                guaranteed options
-----------------------------------------------------------------------------------------------------------------
 Enrollment Fee            Upon enrollment         $25                                Paid by employer
-----------------------------------------------------------------------------------------------------------------
 Annuity administrative    Upon purchase of an     $350                               Deducted from the
 charge                    annuity payout option                                      amount used to purchase
                                                                                      an annuity payout option
-----------------------------------------------------------------------------------------------------------------
 State premium and other   Upon payment of         Varies by state and                Deducted from the
 applicable taxes          premium                 ranges from 0.00% to               amount applied to
                                                   1.00%                              provide an annuity
                                                                                      payout option
-----------------------------------------------------------------------------------------------------------------

                                     FSA-31

SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 DECEMBER 31, 2009
--------------------------------------------

9. Accumulation Unit Values

Shown below is accumulation unit value information for unit outstanding at the period indicated.


                                                                      YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------------
                                                                               UNITS                  INVESTMENT
                                                   CONTRACT                 OUTSTANDING   NET ASSETS    INCOME       TOTAL
                                                    CHARGES*   UNIT VALUE      (000S)       (000S)      RATIO**    RETURN***
   YEAR                                           ----------  ------------ ------------- ------------ ----------- ----------
2009       AXA Aggressive Allocation                 0.59%       $ 8.26         3,502      $ 28,917    1.32%        26.88%
2008 (a)                                             0.52%       $ 6.51         3,180      $ 20,717    1.76%       -34.90%
2009       AXA Conservative-Plus Allocation          0.59%       $ 9.34         3,652      $ 34,119    2.22%        14.04%
2008 (a)                                             0.52%       $ 8.19         3,530      $ 28,937    3.64%       -18.10%
2009       AXA Moderate Allocation                   0.59%       $ 9.07        33,845      $306,995    1.63%        16.58%
2008 (a)                                             0.52%       $ 7.78        35,485      $276,141    3.60%       -22.20%
2009       AXA Moderate-Plus Allocation              0.59%       $ 8.72         8,479      $ 73,946    1.64%        21.62%
2008 (a)                                             0.52%       $ 7.17         8,562      $ 61,500    2.39%       -28.30%
2009       EQ/AllianceBernstein Small Cap Growth     0.59%       $ 8.57         3,035      $ 26,000    0.18%        35.39%
2008 (a)                                             0.52%       $ 6.33         2,944      $ 18,675    0.01%       -36.70%
2009       EQ/Core Bond Index                        0.59%       $ 9.63         3,033      $ 29,193    2.74%         2.45%
2008 (a)                                             0.52%       $ 9.40         2,776      $ 26,106    4.95%        -6.00%
2009       EQ/Davis New York Venture                 0.59%       $ 8.48         1,533      $ 13,000    2.05%        32.29%
2008 (a)                                             0.52%       $ 6.41         1,450      $  9,306    0.78%       -35.90%
2009       EQ/Equity 500 Index Fund                  0.59%       $ 8.40         8,309      $ 69,817    2.29%        25.37%
2008 (a)                                             0.52%       $ 6.70         7,862      $ 52,628    2.11%       -33.00%
2009       EQ/GAMCO Small Company Value              0.59%       $10.36         2,025      $ 20,977    0.81%        40.95%
2008 (a)                                             0.52%       $ 7.35         1,518      $ 11,161    0.82%       -26.50%
2009       EQ/Global Multi-Sector Equity             0.59%       $ 7.06         4,801      $ 33,875    1.71%        49.58%
2008 (a)                                             0.52%       $ 4.72         4,000      $ 18,883    0.32%       -52.80%
2009       EQ/International Core PLUS                0.59%       $ 7.52         5,192      $ 39,034    3.47%        35.01%
2008 (a)                                             0.52%       $ 5.57         4,995      $ 27,851    1.74%       -44.30%
2009       EQ/JPMorgan Value Opportunities           0.59%       $ 8.61         2,237      $ 19,272    1.85%        31.85%
2008 (a)                                             0.52%       $ 6.53         2,149      $ 14,047    2.33%       -34.70%
2009       EQ/Large Cap Growth PLUS                  0.59%       $ 9.02         3,874      $ 34,948    1.57%        33.23%
2008 (a)                                             0.52%       $ 6.77         4,017      $ 27,234    0.31%       -32.30%
2009       EQ/Large Cap Value PLUS                   0.59%       $ 7.40         1,190      $  8,812    2.48%        19.94%
2008 (a)                                             0.52%       $ 6.17         1,195      $  7,385    3.54%       -38.30%
2009       EQ/Mid Cap Index                          0.59%       $ 7.63         1,561      $ 11,904    1.40%        35.77%
2008 (a)                                             0.52%       $ 5.62         1,548      $  8,705    1.13%       -43.80%
2009 (b)   EQ/Mid Cap Value PLUS                     0.59%       $ 8.69           957      $  8,315    2.14%        34.94%
2008 (a)                                             0.52%       $ 6.44           443      $  2,850    1.79%       -35.60%
2009       EQ/Small Company Index                    0.59%       $ 8.90         1,520      $ 13,523    1.65%        25.71%
2008 (a)                                             0.52%       $ 7.08         1,494      $ 10,588    1.12%       -29.20%
2009       EQ/T. Rowe Price Growth Stock             0.59%       $ 9.04         3,692      $ 33,365    0.06%        42.36%
2008 (a)                                             0.52%       $ 6.35         3,351      $ 21,292    0.00%       -36.50%
2009       EQ/Templeton Global Equity                0.59%       $ 8.45         3,451      $ 29,168    1.86%        29.60%
2008 (a)                                             0.52%       $ 6.52         3,400      $ 22,181    1.93%       -34.80%
2009       EQ/Van Kampen Mid Cap Growth              0.59%       $ 9.05         2,983      $ 27,004    0.00%        56.57%
2008 (a)                                             0.52%       $ 5.78         2,558      $ 14,799    0.00%       -42.20%
2009       Multimanager Multi-Sector Bond            0.59%       $ 8.48         1,359      $ 11,521    5.02%         9.42%
2008 (a)                                             0.52%       $ 7.75         1,217      $  9,448   10.00%       -22.50%
2009       Target 2015 Allocation                    0.59%       $ 8.73         4,834      $ 42,219    4.44%        19.92%
2008 (a)                                             0.52%       $ 7.28         4,544      $ 33,119    3.12%       -27.20%
2009       Target 2025 Allocation                    0.59%       $ 8.44         5,124      $ 43,237    4.49%        22.85%
2008 (a)                                             0.52%       $ 6.87         4,638      $ 31,868    2.91%        31.30%
2009       Target 2035 Allocation                    0.59%       $ 8.25         1,723      $ 14,220    4.39%        25.19%
2008 (a)                                             0.52%       $ 6.59         1,465      $  9,674    2.82%       -34.10%
2009       Target 2045 Allocation                    0.59%       $ 8.01           495      $  3,958    4.24%        27.34%
2008 (a)                                             0.52%       $ 6.29           424      $  2,665    2.60%       -37.10%


                                     FSA-32

SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
 DECEMBER 31, 2009
--------------------------------------------

9. Accumulation Unit Values (Concluded)

-----------
(a)  Units were made available for sale on May 1, 2008.
(b) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
* Expenses as a percentage of average net assets (0.52% and 0.59% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to Contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum Contract charges offered by the Company as Contractowners may not have selected all available and applicable Contract options.
** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                     FSA-33

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

 (a) The following Financial Statements are included in Part B of the Registration Statement:

          The Financial Statements of AXA Equitable Life Insurance Company and Separate Account No. 206 are included in the Statement of Additional Information.

 (b)      Exhibits.

The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

  1. Action, dated April 6, 1999 regarding the establishment of Separate Account 206, dated April 6, 1999 pursuant to Resolution Nos. 21-69, B46-70, B42-84 and B57-91, previously filed with this Registration Statement, File No. 333-77117, on October 25, 1999.

  2.      Not Applicable.

  3. (a) Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, incorporated by reference to Exhibit No. 3(c) to Registration Statement No. 2-74667 filed on Form N-4 on April 4, 1995.

     (b) Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

     (c) Servicing Agreement among Legg Mason Wood Walker ("Legg Mason") and Equitable Life Assurance Society dated July 12, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

     (d) Servicing Agreement among Equitable Life Assurance Society, Strong Investor Services, Inc. and Strong Investments Inc. dated July 22, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

     (e) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company and The Vanguard Group, Inc., dated April 21, 2005 previously filed with this Registration Statement, File No. 333-124408, on April 28, 2005.

  4. (a) Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC
          1,000- 91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-40162, filed December 20, 1991.

     (b) Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

     (c) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

     (d) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

     (e) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement

          Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

     (f) Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

     (g) Form of Rider No. 6 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, previously filed with Registration Statement on Form N-4 No. 33-63113 on September 29, 1995.

     (h) Form of Rider No. 7 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed on November 21, 1995.

     (i) Form of Rider No. 8 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-01301 on Form N-4 of Registrant filed April 30, 1996.

     (j) Form of Rider No. 9 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 333-25807 on form N-4, filed on April 24, 1997.

     (k) Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

     (l) Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

     (m) Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

     (n) Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

     (o) Form of Rider No. 14 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

     (p) Form of Rider 15 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit 6(p) to Registration Statement No. 333-124408 on Form N-3, filed on April 27, 2007.

  5. (a) Exhibit 7(a) (Form of Participation Agreement for the standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

     (b) Exhibit 7(b) (Form of Participation Agreement for the nonstandardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

     (c) Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement
          Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

     (d) Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

     (e) Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal

          Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

     (f) Exhibit 7(w) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post- Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

     (g) Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.


     (h) Buy-Sell Agreement by and among the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Members Pooled Trust for Retirement Plans, The Equitable Life Assurance Society of the United States, Templeton Funds, Inc. and Templeton Funds Distributor, Inc., incorporated by reference to Registration Statement No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

     (i) Amended and Restated Buy-Sell Agreement effective April 17, 1995 between The Equitable Life Assurance Society of the United States and Franklin Templeton Distributors, Inc., incorporated by reference to Registration Statement No. 33-91588 on From N-3 of Registrant, filed April 28, 1995.

     (j) ADA Membership Retirement Program Enrollment Form, previously filed with this Registration Statement (File No. 333-142456) on April 24, 2009.

  6. (a) Copy of the Restated Charter of The Equitable Life Assurance Society of the United States, as amended January 1, 1997, incorporated by reference to Registration No. 333-25807 on Form N-4, filed April 24, 1997.

     (b) Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

     (c) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996, incorporated by reference to Registration No. 333-25807 on Form N-4, filed April 24, 1997.

     (d) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

  7. Not applicable

  8. (a) Exhibit 11(a)(2) (Form of American Dental Association Members Retirement Plan, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

     (b) Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

     (c) Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

     (d) Exhibit 11(o) (Copy of Administration Services Agreement, dated May 1, 1994, among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and the Council of Insurance of the American Dental Association), incorporated by reference to Registration Statement No. 33-75614 on Form N-3 of Registrant, filed February 23, 1994.

     (e) Exhibit 11(j) (Copy of American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant on Form N-3 of Registrant, filed December 20, 1991.

     (f) Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

     (g) Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to Exhibit 7(m) to the Registration Statement File No. 333-114881 on Form N-3 with respect to Separate Account 4, filed on April 27, 2004.

     (h) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

  9. (a) Opinion and Consent of Anthony A. Dreyspool, Vice President and Associate General Counsel of The Equitable Life Assurance Society of the United States incorporated by reference to Registration Statement No. 333-25807, filed April 24, 1997.

     (b) Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of the Equitable Life Assurance Society of the United States, previously filed with Registration Statement on Form N-4, File No. 333-50967 on April 24, 1998.

     (c) Opinion and Consent of Mary Joan Hoene, Vice President and Counsel of The Equitable Life Assurance Society of the United States, previously filed with Registration Statement on Form N-4, File No. 333-77117 on April 27, 1999.

     (d) Opinion and Consent of Robin Wagner, Vice President and Counsel incorporated by reference to Registration Statement File No. 333-59606, filed on April 26, 2001.

     (e) Opinion and Consent of Robin Wagner, Vice President and Counsel incorporated by reference to Registration Statement File No. 333-86526, filed on April 18, 2002.

     (f) Opinion and Consent of Robin Wagner, Vice President and Counsel previously filed with this Registration Statement, File 333-104774 on April 25, 2003.

     (g) Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable Life Insurance Company, incorporated by reference to Exhibit No. 9(g) to Registration Statement No. 333-114881, filed on April 27, 2004.

     (h) Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable Life Insurance Company incorporated by reference to Exhibit No. 9(h) to Registration Statement No. 333-124408, filed on April 28, 2005.

     (i) Opinion and Consent of Dodie Kent, Esq., Vice President and Counsel of AXA Equitable, incorporated by reference to Exhibit No. 9(i) to Registration Statement No. 333-124408 on Form N-4, filed on April 28, 2006.

     (j) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-142455) filed on April 30, 2007.

     (k) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-142455) filed on April 25, 2008.

     (l) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-142455) filed on April 24, 2009.

     (m) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

 10. (a)  Consent of PricewaterhouseCoopers LLP, filed herewith.

     (b)  Powers of Attorney, filed herewith.

 11. Not applicable.

 12. Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Senior Executive Vice President

*Claude Methot                              Executive Vice President and
                                            President, Financial Protection and
                                            Wealth Management

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account No. 206 of AXA Equitable Life Insurance Company (the "Separate Accounts") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         The AXA Group Organizational Charts January 1st 2009 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No.333-160951) on Form N-4, filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

Item 27.  Number of Contractowners.

                  As of February 28, 2010 there were 17,103 participants in the American Dental Association Members Program offered by the Registrant, all of which are qualified contracts.

Item 28.  Indemnification

          (a)  Indemnification of Directors and Officers

               The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

          (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

          (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

               (b) To the extent permitted by the law of the State or New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

     The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit of such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

          (b)  Indemnification of Principal Underwriter. Not Applicable

               Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan contributions and number of plans sold.

          (c)  Undertaking

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

          (a) Not applicable. Presently, there is no Principal Underwriter of the contracts. See Item 28(b).

          (b)  See Item 25 of this Part C.

          (c)  Not Applicable.

Item 30.  Location of Accounts and Records

                  AXA Equitable Life Insurance Company
                  135 West 50th Street
                  New York, NY 10020

                  1290 Avenue of the Americas
                  New York, NY 10104

                  500 Plaza Drive
                  Secaucus, NJ 07904

Item 31.  Management Services

                  Not applicable.

Item 32.  Undertakings

                  The Registrant hereby undertakes:

                  (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                  (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                  (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                  (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                   SIGNATURES

     As required by the Securities Act of 1933, the Amendment to the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2010.


                                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                     (Registrant)


                                     By: AXA Equitable Life Insurance Company


                                     By: /s/ Dodie Kent
                                         ------------------------------------
                                             Dodie Kent
                                             Vice President and Associate
                                             General Counsel

                                   SIGNATURES


         As required by the Securities Act of 1933, the depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2010.


                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                    (Depositor)


                                         By: /s/ Dodie Kent
                                            ---------------------------------
                                            Dodie Kent
                                            Vice President and
                                            Associate General Counsel
                                            AXA Equitable Life Insurance Company


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                  Chairman of the Board, President,
                                         Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                        Senior Executive Vice President and
                                         Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                       Senior Vice President and Chief
                                         Accounting Officer


*DIRECTORS:

Christopher M. Condron           Mary R. (Nina) Henderson       Joseph H. Moglia
Henri de Castries                Peter S. Kraus                 Lorie A. Slutsky
Denis Duverne                    James F. Higgins               Ezra Suleiman
Charlynn Goins                   Scott D. Miller                Peter J. Tobin
Anthony Hamilton


*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 23, 2010

                                 EXHIBIT INDEX

EXHIBIT NO.                                                        TAG VALUE
-----------                                                       ------------

   9(m)      Opinion and Consent of Counsel                         EX-99.9m

  10(a)      Consent of PricewaterhouseCoopers LLP.                 EX-99.10a

  10(b)      Powers of Attorney                                     EX-99.10b